As filed with the Securities and Exchange Commission on April 26, 2002
                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006
                                    Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/

                      Pre-Effective Amendment No.   [  ]

                      Post-Effective Amendment No.  [45]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                       Amendment No.                         [46]


                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                            Baltimore, Maryland 21202
                                 (410) 895-5000

Daniel O. Hirsch                              Christopher P. Harvey, Esq.
Morgan Grenfell Investment Trust              Hale and Dorr LLP
One South Street                              60 State Street
Baltimore, Maryland 21202                     Boston, MA 02109
(Name and address of agent for service)       (Copies of Documents)


It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On ( ___________ ) pursuant to paragraph (b)
[X] On June 28, 2002 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                               [GRAPHIC OMITTED]
                                                       DEUTSCHE ASSET MANAGEMENT

                                [GRAPHIC OMITTED]


                                                                Mutual Fund
                                                                      Prospectus
                                                                   June 28, 2002


                                                         Class A, B and C Shares

Fixed Income Fund



                                                               [GRAPHIC OMITTED]
                                                             A Member of the
                                                             Deutsche Bank Group

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

OVERVIEW
--------------------------------------------------------------------------------
OF THE FIXED INCOME FUND--CLASS A, B AND C SHARES


GOAL: The Fund seeks a high level of income consistent with the preservation of capital.

CORE STRATEGY: The Fund invests primarily in investment grade fixed income securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than rely on interest rate forecasts.


FIXED INCOME FUND--CLASS A, B AND C SHARES


OVERVIEW OF THE FIXED INCOME FUND

Goal .................................................. 3
Core Strategy ......................................... 3
Investment Policies and Strategies .................... 3
Principal Risks of Investing in the Fund .............. 4
Who Should Consider Investing in the Fund ............. 4
Total Returns, After Fees and Expenses ................ 5
Fees and Expenses of the Fund ......................... 6

A DETAILED LOOK AT THE FIXED INCOME FUND


Objective ............................................. 8
Strategy .............................................. 8
Principal Investments ................................. 8
Investment Process .................................... 8
Other Investments ..................................... 9
Risks ................................................. 9
Management of the Fund ................................11
Calculating the Fund's Share Price ....................12
Performance Information ...............................13
Dividends and Distributions ...........................13
Tax Considerations ....................................13
How to Choose the Class that is Right for You .........14
Buying and Selling Fund Shares ........................14
Sales Charges .........................................15
Financial Highlights ..................................19


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                                        3

Overview of the Fixed Income Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

o The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

o Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING
IN THE FUND


You should consider investing in the Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.


This Prospectus describes the Fixed Income Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center').

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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                                        4

                             Overview of the Fixed Income Fund--Class A, B and C


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance from year to year. Because the Class A, B and C Shares are newly offered classes of shares with no performance history, the bar chart and table show actual historical performance of the Fund's Institutional Class Shares, for each full calendar year since their inception date, September 18, 1992. The table compares the average annual return of the Fund's Institutional Class Shares with that of the Lehman Brothers Aggregate Bond Index over the last one year, five years and since inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 public issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range. The Index is a model, not an actual portfolio.

1 Institutional Class performance is presented because Class A, B and C Shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C shares will be substantially similar to the performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and
(iii) a 0.25% shareholder servicing fee for Class B and C shares. If they did, returns would have been less than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.

2 The since inception return for the Lehman Brothers Aggregate Bond Index is calculated from September 30, 1992.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Year-by-Year Returns 1
(each full calendar year since inception)

1993    1994    1995    1996    1997    1998    1999    2000    2001
13.67  -1.93   18.17    4.49    9.46    7.91   -0.55      12    9.33

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.87% (first quarter 1993) and the lowest quarterly return for Institutional Class shares was -3.20% (first quarter
1994). Past performance offers no indication of how the Fund will perform in the future.

   PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                          AVERAGE ANNUAL RETURNS
                       1 Year      5 Years       Since Inception
                                           (September 18, 1992)2

 Institutional Class
 Return Before Taxes     9.33%        7.54%                7.86%
--------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions           6.75%        4.75%                5.07%
--------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on
 Distributions and Sale
 of Fund Shares          5.63%        4.64%                4.93%
--------------------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index (reflects no
 deduction for fees,
 expenses or taxes)      8.44%        7.43%                7.04%
--------------------------------------------------------------------------------


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                                        5

Overview of the Fixed Income Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND

The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy Class A, B and C Shares.

--------------------------------------------------------------------------------
1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')


2 Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See the sections entitled 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')

3 You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled 'Sales Charges--Redemption Price.')


4 Expenses are based on the actual expenses of the Institutional Class because Class A, Class B and Class C Shares are new classes of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2001 'Other Expenses' and 'Total Annual Fund Operating Expenses' were 0.16% and 0.56% respectively, of the average daily assets of the Institutional Class shares.

5 These figures include in estimated 0.01% of interest charges on fund borrowings.

   SHAREHOLDER FEES
   (fees paid directly from your investment)

                                    Class A   Class B   Class C
                                     Shares    Shares    Shares
                                    Initial  Deferred  Deferred
                                      Sales     Sales     Sales
                                     Charge    Charge    Charge

 Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)         4.50%  None      None
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)         1.00%1    4.00%2    1.00%3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES 4
   (expenses paid from Fund assets)

                                Percentage of Average Daily Net Assets
                                    Class A   Class B   Class C

 Management Fees                    0.40%     0.40%     0.40%
--------------------------------------------------------------------------------
 Distribution and/or Service
 (12b-1) Fees                       0.25%     0.75%     0.75%
--------------------------------------------------------------------------------
 Other Expenses (including a 0.25%
 shareholder servicing fee for
 Class B and Class C Shares)        0.16%     0.41%     0.41%
--------------------------------------------------------------------------------
 Total Annual Fund
   Operating Expenses 5             0.81%     1.56%     1.56%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             Overview of the Fixed Income Fund--Class A, B and C


Expense Example. The example to the right illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.


You may use this hypothetical example to compare the Fund's expense history with other funds. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rules for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.

EXPENSE EXAMPLE

   You would pay the following expenses if you redeemed your shares at the end of each period:

                      1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
 Class A Shares         $527       $691     $  869     $1,384
--------------------------------------------------------------------------------
 Class B Shares         $557       $786     $1,077     $1,447
--------------------------------------------------------------------------------
 Class C Shares         $257       $486     $  839     $1,834
--------------------------------------------------------------------------------

   You would pay the following expenses if you did not redeem your shares at the end of each period:

                      1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
 Class A Shares         $527       $691       $869     $1,384
--------------------------------------------------------------------------------
 Class B Shares         $157       $486       $839     $1,447
--------------------------------------------------------------------------------
 Class C Shares         $157       $486       $839     $1,834
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE FIXED INCOME FUND--CLASS A, B AND C


OBJECTIVE

The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

PORTFOLIO MATURITY. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------
Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

o assign a relative value, based on credit worthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o subordinate sector weightings to individual bonds that may add above-market value.

--------------------------------------------------------------------------------
Fixed income securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

--------------------------------------------------------------------------------

                      A Detailed Look at the Fixed Income Fund--Class A, B and C


OTHER INVESTMENTS

The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

RISKS

SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN FIXED INCOME SECURITIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT BOTH TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Secondary Risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Class A, B and C


MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc.1 with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services, the investment advisor is entitled to receive a fee of 0.40% of the average daily net assets of the Fund.


DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:


David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

o Joined the investment advisor in 1989.

o Chief Investment Officer of the Fixed Income Fund Group.

Gary  Bartlett,   CFA,  Managing  Director  of  Deutsche  Asset  Management  and
Co-Manager of the Fund

o Joined the investment advisor in 1992.

o Analyst specializing in taxable municipal and government investments.

o MBA, Drexel University.

--------------------------------------------------------------------------------
1 DeAMIS was the Fund's investment advisor until December 23, 1999.


Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in mortgage- and asset-backed securities.

o MBA, Drexel University.

Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1995.

o Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1997.

o Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

o Analyst specializing in asset-backed securities and government investments.

Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

o Joined the investment advisor in 1998.

o Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

o Analyst specializing in asset-backed securities and government securities.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. also provides administrative services for the Fund. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

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                                       10

                      A Detailed Look at the Fixed Income Fund--Class A, B and C


o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: WWW.DEAM-US.COM.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable.


When price quotations for a particular security are not readily available, or may be unreliable, we determine its value by the method we believe most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the net asset value of Fund shares when the New York Stock Exchange re-opens.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


The Fund's policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. The Fund reserves the right to include in the dividend any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the

--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Class A, B and C


Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have the dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

   TRANSACTION                              TAX STATUS
--------------------------------------------------------------------------------
 Income dividends                           Ordinary income
--------------------------------------------------------------------------------
 Short-term capital gain distributions*     Ordinary income
--------------------------------------------------------------------------------
 Long-term capital gain distributions*      Long-term capital gains
--------------------------------------------------------------------------------
*Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

   TRANSACTION                    TAX STATUS
-------------------------------------------------------------------------------

 Your sale of shares owned for  Generally, long-term
 more than one year             capital gains or losses
-------------------------------------------------------------------------------
 Your sale of shares owned      Generally, short-term capital
 for one year or less           gains or losses; losses subject to special rules
-------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS
RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest, fees and expenses of the class and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the rate of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares, and there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution and Shareholder Servicing Plans

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Funds net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

                      A Detailed Look at the Fixed Income Fund--Class A, B and C


BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Deutsche Asset Management Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial investment in Class A, B or C shares             $2,000
Subsequent investments                                   $  100
IRA account, initial investment (there is no
   minimum for subsequent investments)                   $1,000
Initial investment for shareholders of other
   Deutsche Asset Management funds'
   Class A, B and C shares                               $  500
Automatic Investment Plan, initial investment            $  250
     Weekly, semi-monthly or monthly plan
        subsequent investments                           $  100
     Quarterly plan subsequent investments               $  250
     Semi-annual or annual plan
        subsequent investments                           $  500
Minimum investment for qualified retirement plans
   (such as 401(k), pension or profit sharing plans)      $   0
Minimum account balance:
     Non-retirement account                              $  500
     IRA account                                          $   0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

o A LETTER OF INSTRUCTION, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

o A SIGNATURE GUARANTEE, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain a signature guarantee from most banks or service agents.


o Any ADDITIONAL DOCUMENTS that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your service agent or the Service Center for more information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Class A, B and C


If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire you may redeem shares in any amount.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:


                                  Class A Sales
                                Charge as a % of
                                        Net  Class B  Class C
  Amount of             Offering     Amount    Sales    Sales
  Purchase                 Price   Invested   Charge   Charge
--------------------------------------------------------------------------------
 Less than $100,000         4.50%      4.71%   None    None
--------------------------------------------------------------------------------
 $100,000-$249,999          3.50%      3.63%   None    None
--------------------------------------------------------------------------------
 $250,000-$499,999          2.60%      2.67%   None    None
--------------------------------------------------------------------------------
 $500,000-$999,999          2.00%      2.04%   None    None
--------------------------------------------------------------------------------
 $1,000,000 and over         None       None   None    None
--------------------------------------------------------------------------------


Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Right of Accumulation. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A shares of certain Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Fund's Advisor, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

    (i)  A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

  (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your service agent if you buy shares in this manner.

--------------------------------------------------------------------------------

                      A Detailed Look at the Fixed Income Fund--Class A, B and C


Purchases by Exchange

You may exchange Class A, B or C shares of certain Deutsche Asset Management funds for an equal dollar amount of Class A, B or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact your service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

PLEASE NOTE THE FOLLOWING:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

o If your shares are in a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                       Sales Charge as a Percentage of the
                         Dollar Amount Subject to Charge
                     (as a % of the Lesser of Cost or Value)

  Years Since          Class A         Class B        Class C
  Purchase              Shares          Shares         Shares
--------------------------------------------------------------------------------
 First                 1.00%*          4.00%          1.00%
--------------------------------------------------------------------------------
 Second                1.00%*          3.00%           None
--------------------------------------------------------------------------------
 Third                  None           3.00%           None
--------------------------------------------------------------------------------
 Fourth                 None           2.00%           None
--------------------------------------------------------------------------------
 Fifth                  None           2.00%           None
--------------------------------------------------------------------------------
 Sixth                  None           1.00%           None
--------------------------------------------------------------------------------
 Thereafter             None            None           None
--------------------------------------------------------------------------------


*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.


o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. [If you bought your shares prior to June 28, 2002, you will pay the sales charge in effect at the time of your original purchase.]


o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Class A, B and C


Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

    (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that these circumstances exist.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares six years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A Shares. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares


o You may buy and sell shares of the Fund through authorized service agents as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.


o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

--------------------------------------------------------------------------------

                      A Detailed Look at the Fixed Income Fund--Class A, B and C



o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

--------------------------------------------------------------------------------

A Detailed Look at the Fixed Income Fund--Class A, B and C

Institutional Class Performance is presented because Class A, B and C Shares are newly offered classes with no performance history. Class A, B and C shares will have different performance. The table below helps you understand the financial performance of the Institutional Class1 shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


   FINANCIAL HIGHLIGHTS

                                                                                                For the Years Ended October 31,
                                                             2001           2000           1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF YEAR                          $10.24         $10.17         $10.88          $10.76         $10.51
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                                         0.67           0.67           0.64            0.65           0.68
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investment transactions                                     0.88           0.07          (0.54)           0.20           0.25
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              1.55           0.74           0.10            0.85           0.93
--------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS

 Net investment income                                        (0.67)         (0.67)         (0.64)          (0.65)         (0.68)
-------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment transactions               --             --             (0.17)          (0.08)         --
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.67)         (0.67)         (0.81)          (0.73)         (0.68)
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                $11.12         $10.24         $10.17          $10.88         $10.76
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                      15.56%          7.55%          0.86%           8.25%          9.22%
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:

 Net assets, end of year (000s omitted)                    $739,834       $804,089     $1,258,869      $1,263,215     $1,103,121
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:

 Net investment income                                         6.26%          6.60%          6.08%           6.01%          6.50%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.55%          0.54%        --%             --%            --%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements
   (excludes interest expense paid by the Fund)                0.55%          0.54%          0.55%           0.55%          0.55%
--------------------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements
   (includes interest expense paid by the Fund)                0.56%          0.54%          0.55%           0.56%          0.60%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     161%           116%           157%            122%           178%
--------------------------------------------------------------------------------------------------------------------------------

1 On February 28, 2000 the Institutional Shares were renamed the Institutional Class.

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated June 28, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                   Deutsche Asset Management Service Center
                   P.O. Box 219210
                   Kansas City, MO64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Fixed Income Fund--Class A
Fixed Income Fund--Class B
Fixed Income Fund--Class C
Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME04101


811-8006

                                                                  [LOGO OMITTED]
                                                       DEUTSCHE ASSET MANAGEMENT

                                                                Mutual Fund
                                                                      Prospectus
                                                                   June 28, 2002

                                                         Class A, B and C Shares

Micro Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

OVERVIEW
--------------------------------------------------------------------------------
OF THE MICRO CAP FUND--CLASS A, B AND C

GOAL: The Fund seeks capital appreciation.

CORE STRATEGY: The Fund invests primarily in the stocks and other equity securities of US micro capitalization growth-oriented companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of US micro capitalization growth-oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------

MICRO CAP FUND--CLASS A, B AND C

OVERVIEW OF THE MICRO CAP FUND
Goal ...............................................  3
Core Strategy ......................................  3
Investment Policies and Strategies .................  3
Principal Risks of Investment in the Fund ..........  4
Who Should Consider Investing in the Fund ..........  4
Total Returns, After Fees and Expenses .............  5
Fees and Expenses of the Fund ......................  6

A DETAILED LOOK AT THE MICRO CAP FUND


Objective ..........................................  8
Strategy ...........................................  8
Principal Investments ..............................  8
Investment Process .................................  8
Other Investments ..................................  8
Risks ..............................................  9
Management of the Fund ............................. 10
Calculating the Fund's Share Price ................. 10
Performance Information ............................ 11
Dividends and Distributions ........................ 11
Tax Considerations ................................. 11
How to Choose the Class That is Right for You ...... 12
Buying and Selling Fund Shares ..................... 12
Sales Charges ...................................... 13
Financial Highlights ............................... 18


--------------------------------------------------------------------------------

Overview of the Micro Cap Fund--Class A, B and C

PRINCIPAL RISKS OF INVESTMENT IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

o stocks held by the Fund could perform poorly;

o the overall stock market could decline or could underperform other investments;

o adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

o the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes the Micro Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See 'Sales Charges'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund also offers classes with different fees, expenses and investment minimums.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                                Overview of the Micro Cap Fund--Class A, B and C

TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Class A, B and C Shares are newly offered classes of shares with no performance history. The bar chart and table shows the actual historical performance of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares on December 18, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Russell 2000 Index over the last one, five years and since inception. The Russell 2000 Index is a passive measure of US equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax-situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.


1 Institutional Class performance is presented because Class A, B and C Shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C Shares will be substantially similar to the performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of 0.25% of the Fund's average daily net assets for Class A Shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and
(iii) a 0.25% shareholder servicing fee for Class B and C Shares. If they did, returns would be less than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholders gain or loss from selling Funds shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

YEAR-BY-YEAR RETURNS 1
(each full calendar year since inception)

1997     19.83%1
1998      1.20%
1999     77.53%
2000      3.22%
2001     15.37%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 29.74% (fourth quarter 1999) and its lowest quarterly return was -24.12% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2001

                                           AVERAGE ANNUAL RETURNS

                                                  Since Inception
                           1 Year   5 Years  (December 18, 1996)1
--------------------------------------------------------------------------------
Institutional Class
Return Before Taxes       15.37%    20.72%             20.94%
--------------------------------------------------------------------------------
Institutional Class
RETURN AFTER TAXES ON
DISTRIBUTIONS             15.37%    18.89%             19.12%
--------------------------------------------------------------------------------
Institutional Class
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES             9.22%        --             14.67%
--------------------------------------------------------------------------------
Russell 2000 Index
(reflects no deduction for
fees, expenses or taxes)   2.49%     7.52%             7.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Overview of the Micro Cap Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND

The Fees and Expenses tables describe the fees and estimated expenses that you may pay if you buy Class A, B and C Shares of Micro Cap Fund.

--------------------------------------------------------------------------------
1Purchase of $1 million or more of Class A Shares are not subject to an initial sales charge but may be subject to, a contingent deferred sales charge of 1.00% if you redeem your shares within one year. (See " Sales Charges--Redemption Price.")

2Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After six years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That is Right for You.")

3You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales
Charges--Redemption Price.")

4Expenses are based on the actual expenses of the Institutional Class including the Other Expenses for the current fiscal year. Class A, B and C Shares are new classes of shares with no operating history. For the fiscal year ended September 30, 2001, Other Expenses and Total Annual Fund Operating Expenses of Institutional Class Shares were 0.48% and 1.98%, respectively, of the average daily net assets of the Institutional Class Shares.

5The investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 28, 2004, so that total expenses will not exceed 1.74% for Class A Shares and 2.49% for Class B and C Shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                 Class A   Class B    Class C
                                  Shares    Shares     Shares
                                 Initial  Deferred   Deferred
                                   Sales     Sales      Sales
                                  Charge    Charge     Charge
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)    5.75%1     None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
  (Load) (as a percentage of original
  purchase price or redemption
  proceeds, whichever is lower)    1.00%1   4.00%2    1.00%3
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses paid from fund assets)


                                 Class A   Class B    Class C
                                  Shares    Shares    Shares
--------------------------------------------------------------------------------
Management Fees                    1.50%     1.50%     1.50%
--------------------------------------------------------------------------------
Distribution and/or Service
  (12b-1) fees                     0.25%     0.75%     0.75%
--------------------------------------------------------------------------------
Other Expenses 4 (including a 0.25%
  shareholder servicing fee for Class B
  and Class C Shares)              0.48%     0.73%     0.73%
--------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses                         2.23%     2.98%     2.98%
--------------------------------------------------------------------------------
Less: Fee Waivers or Expense
  Reimbursements 5                (0.49%)   (0.49%)   (0.49%)
--------------------------------------------------------------------------------
NET EXPENSES                       1.74%     2.49%     2.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Overview of the Micro Cap Fund--Class A, B and C

Expense Examples. The example illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that (a) the Fund earned an annual return of 5% over the periods shown, (b) the Fund's operating expenses remained the same and (c) you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the tables to the right reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See "Sales Charges") If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc.

EXPENSE EXAMPLE 1

 You would pay the following expenses if you redeemed your shares at the end of each period:

                    1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Class A Shares          $          $           $           $
--------------------------------------------------------------------------------
Class B Shares          $          $           $           $
--------------------------------------------------------------------------------
Class C Shares          $          $           $           $
--------------------------------------------------------------------------------

 You would pay the following expenses if you did not redeem your shares:

                    1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Class A Shares          $          $           $           $
--------------------------------------------------------------------------------
Class B Shares          $          $           $           $
--------------------------------------------------------------------------------
Class C Shares          $          $           $           $
--------------------------------------------------------------------------------
1For the first 12 months, the expense example takes into account fee waivers and reimbursements.

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------
AT THE MICRO CAP FUND--CLASS A, B AND C

OBJECTIVE

The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of micro capitalization companies. The investment advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.


The Fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million capitalization minimum).

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

o The team screens the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

In implementing this strategy, the Fund may experience a high Portfolio Turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

We may also use various instruments commonly known as 'derivatives,' and, to the extent that the fund invests in foreign securities, it may enter into Forward Currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of capital growth.


The Fund has had a high portfolio turnover rate in the past. In implementing its investment strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
Forward Currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.


--------------------------------------------------------------------------------

                         A Detailed Look at the Micro Cap Fund--Class A, B and C

RISKS

SET FORTH BELOW ARE SOME OF THE PROMINENT RISKS ASSOCIATED WITH INVESTING IN MICRO CAP COMPANIES, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.

Primary Risks

Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industry wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform their local markets, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we value the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

Derivative Risk. Risks associated with derivatives include:

o that the derivative is not well correlated with the security for which it is acting as a substitute;

o that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o that the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas, Scudder Trust Company, Deutsche Bank Securities Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, New York 10017 acts as investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. receives a fee of 1.50% of the Fund's average daily net assets. The investment advisor reimbursed a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of March 30, 2002, managed approximately $97 billion in assets.

A Derivative Contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

--------------------------------------------------------------------------------

A Detailed Look at the Micro Cap Fund--Class A, B and C

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o keeping accurate, up-to-date records for your individual Fund account;

o implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o sending proxy reports and updated prospectus information to you; and

o collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.


Portfolio Managers


The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey M. T. Jones, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

o Joined the investment advisor in 1986 and the Fund at its inception.

o Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

o 30 years of investment industry experience.

o BBA from Pace University Lubin School of Business.

Doris R. Klug, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 2000.

o Portfolio manager with primary focus on the consumer and capital goods sectors.

o Vice President of Mutual of America from 1993 to 2000.

o 21 years of financial industry experience.

o MBA from New York University Stern School of Business.

Bob Grandhi, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

o Joined Deutsche Asset Management in 2001.

o Portfolio manager with primary focus on the technology and healthcare sectors.

o Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

o 25 years of financial industry experience.

o MS and MBA from Illinois Institute of Technology.

CALCULATING THE FUND'S SHARE PRICE


We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time NAV is calculated.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------

                         A Detailed Look at the Micro Cap Fund--Class A, B and C

PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS
If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS
The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

   TRANSACTION                              TAX STATUS
--------------------------------------------------------------------------------
  Income dividends                          Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gains distributions*   Ordinary income
--------------------------------------------------------------------------------
  Long-term capital gains distributions*    Capital gains
--------------------------------------------------------------------------------
* Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your individual income tax return. In addition, if you sell your Fund shares, you may have a capital gain or loss.

   TRANSACTION                    TAX STATUS
--------------------------------------------------------------------------------
Your sale of shares owned for     Generally, long-term capital
more than one year                gain or losses
--------------------------------------------------------------------------------
Your sale of shares owned for     Generally, short-term capital
one year or less                  gain or losses; losses subject
                                  to special rules
--------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

--------------------------------------------------------------------------------

A Detailed Look at the Micro Cap Fund--Class A, B and C

HOW TO CHOOSE THE CLASS THAT IS RIGHT
FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.


If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more, you pay no sales charge when you buy your shares, but pay a sales charge if you redeem your shares within two years of purchase.


If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and at the end of six years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares, and there is no conversion to Class A shares at the end of six years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution and Shareholder Servicing Plans

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your securities dealer or service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial Investment in Class A, B or C shares          $2,000
Subsequent investments                                $  100
IRA account, initial investment (there is no minimum
  for subsequent investments)                         $1,000
Initial investment for shareholders of other Deutsche
  Asset Management funds' Class A, B and C shares     $  500
Automatic investment plan, initial investment         $  250
  Weekly, semi-monthly or monthly plan subsequent
     investments                                      $  100
  Quarterly plan subsequent investments               $  250
  Semi-annual or annual plan subsequent investments $ 500 Minimum investment for qualified retirement plans
  (such as 401(k), pension or profit sharing plans)   $    0
Minimum account balance:
  Non-retirement account                              $  500
  IRA account                                         $    0

--------------------------------------------------------------------------------

                         A Detailed Look at the Micro Cap Fund--Class A, B and C


Accounts opened through a securities dealer or service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your securities dealer, service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your securities dealer or service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.


Your securities dealer service agent, or the Service Center may require the following documents before redeeming your shares:


o A LETTER OF INSTRUCTION, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o A SIGNATURE GUARANTEE, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

o Any STOCK CERTIFICATES representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

o Any ADDITIONAL DOCUMENTS that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your securities dealer, service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time).

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

--------------------------------------------------------------------------------

A Detailed Look at the Micro Cap Fund--Class A, B and C

Shares are subject to sales charges according to the following schedule:

                          CLASS A SALES
                         CHARGE AS A % OF

                                    NET   CLASS B   CLASS C
   AMOUNT OF        OFFERING     AMOUNT     SALES     SALES
   PURCHASE            PRICE   INVESTED    CHARGE    CHARGE
--------------------------------------------------------------------------------
Less than $50,000      5.75%     6.10%      None      None
--------------------------------------------------------------------------------
$50,000-$99,999        4.50%     4.71%      None      None
--------------------------------------------------------------------------------
$100,000-$249,999      3.50%     3.63%      None      None
--------------------------------------------------------------------------------
$250,000-$499,999      2.60%     2.67%      None      None
--------------------------------------------------------------------------------
$500,000-$999,999      2.00%     2.04%      None      None
--------------------------------------------------------------------------------
$1,000,000 and over     None      None      None      None
--------------------------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value.

If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days.

2) If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Fund's advisor, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

    (i)  A qualified retirement plan;

    (ii)  A Deutsche Asset Management fund payroll savings program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or service agent if you buy shares in this manner.

--------------------------------------------------------------------------------

                                               Information--Concerning All Funds

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')

You may request an exchange through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

PLEASE NOTE THE FOLLOWING CONDITIONS.

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, only if your account has the exchange by phone feature or by letter.

o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

o If your fund shares are in a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:

                       SALES CHARGE AS A PERCENTAGE OF THE
                         DOLLAR AMOUNT SUBJECT TO CHARGE
                     (AS A % OF THE LESSER OF COST OR VALUE)

   YEARS SINCE      CLASS A       CLASS B        CLASS C
   PURCHASE          SHARES        SHARES         SHARES
--------------------------------------------------------------------------------
First               1.00%*          4.00%         1.00%
--------------------------------------------------------------------------------
Second              1.00%*          3.00%          None
--------------------------------------------------------------------------------
Third                 None          3.00%          None
--------------------------------------------------------------------------------
Fourth                None          2.00%          None
--------------------------------------------------------------------------------
Fifth                 None          2.00%          None
--------------------------------------------------------------------------------
Sixth                 None          1.00%          None
--------------------------------------------------------------------------------
Thereafter            None           None          None
--------------------------------------------------------------------------------
*You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to June 28, 2002, you will pay the sales charge in effect at the time of your original purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

--------------------------------------------------------------------------------

A Detailed Look at the Micro Cap Fund--Class A, B and C


3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your service agent or the Service Center that these circumstances exist.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares at the end of six years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and
Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after we receive your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares 'in-kind', which means that we may give you a portion of your redemption in portfolio securities.

o The Fund issues share certificates only for Class A shares and only upon request.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

--------------------------------------------------------------------------------

                         A Detailed Look at the Micro Cap Fund--Class A, B and C

o Your purchase order may not be accepted if we determine that your purchase would be detrimental to the interests of our shareholders. We specifically reserve the right to refuse your order if it is part of multiple purchase or exchange requests that we, in our sole discretion, deem to involve excessive trading or to be part of a market timing strategy. In making our determination, we may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, we may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.

--------------------------------------------------------------------------------

A Detailed Look at the Micro Cap Fund--Class A, B and C


Institutional Class performance is presented because Class A, B and C Shares are newly offered classes of shares with no performance history. Class A, B and C Shares will have different performance. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report for Institutional Class shares. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS
                                                                                                               For the Period
                                                                                                                December 18,
                                                   For the                        For the Eleven      For the          1996 3
                                                Six Months   For the Years Ended    Months Ended    Year Ended       through
                                                     Ended         September 30,   September 30,   October 31,   October 31,
                                          March 31, 2002 1     2001         2000            1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:

 NET ASSET VALUE, BEGINNING OF PERIOD                        $24.52       $16.16           $9.90        $12.62        $10.00
----------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS

 Expenses in Excess of Income                                 (0.13)       (0.14)          (0.14)        (0.05)        (0.04)
----------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain
   (Loss) from Investment Transactions                        (5.35)        9.91            6.40         (2.18)         2.66
----------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             (5.48)        9.77            6.26         (2.23)         2.62
----------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS

 Net Realized Capital Gains from
   Investment Transactions                                    (1.83)       (1.41)             --         (0.49)           --
----------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (1.83)       (1.41)             --         (0.49)           --
----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                              $17.21       $24.52          $16.16         $9.90        $12.62
----------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                     (22.55)%      64.49%          63.23%4      (18.16)%       26.20%4
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
----------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period
   (000s omitted)                                           $33,208      $36,745         $17,000       $14,363        $3,276
----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------
 Expenses in Excess of Income                                 (0.78)%      (0.78)%         (1.07)%2      (0.75)%       (0.49)%2
----------------------------------------------------------------------------------------------------------------------------
 Expenses After Waivers and/or
   Reimbursements                                              1.49%        1.49%           1.49%2        1.49%         1.63%2
----------------------------------------------------------------------------------------------------------------------------
 Expenses Before Waivers and/or
   Reimbursements                                              1.98%        2.30%           3.00%2        2.59%         3.39%2
----------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                         79%         137%            115%           85%          272%
----------------------------------------------------------------------------------------------------------------------------

1Unaudited.
2Annualized.
3Inception of Institutional Class shares of the Fund was 12/18/96. 4Total return is not annualized.

--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in each Fund's annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 28, 2002, as revised June 28, 2002, which we have filed electronically with the Securities and Exchange Commission
(SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:


                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.



Micro Cap Fund--Class A, B and C Shares
Morgan Grenfell Investment Trust

CUSIP #
(06/02)
811-8006

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                   JUNE 28, 2002

MORGAN GRENFELL INVESTMENT TRUST

MUNICIPAL BOND FUND
SHORT-TERM MUNICIPAL BOND FUND
(COLLECTIVELY, THE 'MUNICIPAL FUNDS')

FIXED INCOME FUND
SHORT-TERM FIXED INCOME FUND
HIGH YIELD BOND FUND
TOTAL RETURN BOND FUND
(COLLECTIVELY, THE 'FIXED INCOME FUNDS')

Morgan Grenfell Investment Trust (the 'Trust') is an open-end, management investment company consisting of eleven investment portfolios (each a 'Fund', collectively, the 'Funds'), each having separate and distinct investment objectives and policies. Each Fund, other than Total Return Bond Fund, is classified as 'diversified' within the meaning of the Investment Company Act of 1940 (the '1940 Act').

The information contained in this Statement of Additional Information ('SAI') generally supplements the information contained in each Fund's Premier, Institutional Class or Investment Class Prospectus dated February 28, 2002, the High Yield Bond Fund's Class A, B and C share Prospectus dated February 28, 2002, and the Fixed Income Fund's Class A, B and C share Prospectus dated June 28, 2002, as amended or supplemented from time to time (each, a 'Prospectus' and collectively, the 'Prospectuses'). This SAI is not a prospectus, and should be read only in conjunction with each Fund's prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the 'SEC') and which are incorporated by reference into the Statement of Additional Information. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-730-1313 or by writing to Deutsche Asset Management Service Center, P.O. Box 219210, Kansas City, Missouri 64121.

Deutsche Asset Management, Inc. (the 'Advisor' or 'DeAM, Inc.') serves as investment advisor and administrator to the Fund. ICC Distributors, Inc. (the 'Distributor' or 'ICCD') serves as the Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                       PAGE

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.........................1

INVESTMENT RESTRICTIONS.................................................40

MANAGEMENT OF THE TRUST AND FUNDS.......................................44

PURCHASE AND REDEMPTION OF SHARES.......................................64

NET ASSET VALUE.........................................................65

PERFORMANCE INFORMATION.................................................66

YIELD...................................................................67

TOTAL RETURN............................................................68

TAXES...................................................................79

GENERAL.................................................................80

US SHAREHOLDERS--DISTRIBUTIONS..........................................86

US SHAREHOLDERS--SALE OF SHARES.........................................87

NON-US SHAREHOLDERS.....................................................88

STATE AND LOCAL.........................................................89

GENERAL INFORMATION ABOUT THE TRUST.....................................89

ANNUAL AND SEMI-ANNUAL REPORTS..........................................95

CONSIDERATION FOR PURCHASES OF SHARES...................................95

ADDITIONAL INFORMATION..................................................95

FINANCIAL STATEMENTS....................................................95

APPENDIX A..............................................................96

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

                               MUNICIPAL BOND FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade municipal securities that are rated in the fourth highest category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

                         SHORT-TERM MUNICIPAL BOND FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade short-term municipal securities that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

                                FIXED INCOME FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and assets-backed, taxable municipal and tax-exempt municipal bonds and Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

                          SHORT-TERM FIXED INCOME FUND

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include US Treasury, corporate, mortgage-backed and assets-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

                              HIGH YIELD BOND FUND

The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities ('junk bonds'), including those whose issuers are located in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis.

                             TOTAL RETURN BOND FUND

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund primarily invests in US-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be allocated among fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies.

The Fund has received an exemptive order with the Securities and Exchange Commission which would permit it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund to gain exposure to US and foreign high yield bonds, including high yield bonds of issuers in emerging markets. The Deutsche High Yield Bond Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt Fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets.

The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign government and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ('CMOs'). We may also use various instruments commonly known as 'derivatives' as secondary investments. In particular, the Fund may use forward currency transactions and currency options.

                         SUMMARY OF INVESTMENT PRACTICES

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Common Stock               X                X              20%           20%            20%             20%
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Warrants                   X                X               X             X             20%             20%
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Preferred Stock            X                X               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Convertible                X                X               _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Short-Term                 _                _               _             _              _               _
     Instruments
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Obligations of            20%              20%              _             _              _               _
     Banks and Other
     Financial
     Institutions
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Certificates of           20%              20%              _             _              _               _
     Deposit and
     Banker's
     Acceptances
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Commercial Paper           _                _               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Variable Rate              _                _               _             _              _               _
     Master Demand Notes
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     U.S. Government           20%              20%              _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Custodial Receipts         X                X               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Zero Coupon                X                X               _             _              _               _
     Securities and
     Deferred Interest
     Bonds
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Variable Rate              _                _               _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Inverse Floating           X                X               _             _              _               _
     Rate Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Lower-Rated Debt          5%               5%              5%             5%             _              17%
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Put Bonds                  _                _               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     MUNICIPAL SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Municipal Notes            _                _               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Tax Anticipation           _                _               _             _              _               _
     Notes
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Revenue                    _                _               _             _              _               _
     Anticipation Notes
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Bond Anticipation          _                _               _             _              _               _
     Notes
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Tax and Revenue            _                _               _             _              _               _
     Anticipation Notes
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Construction Loan          _                _               _             _              _               _
     Notes
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Miscellaneous,             _                _               _             _              _               _
     Temporary and
     Anticipatory
     Instruments
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Tax-Exempt                 _                _               _             _              _               _
     Commercial Paper
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Municipal            AT LEAST 80%     AT LEAST 80%          _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     General Obligation         _                _               _             _              _               _
     Bonds
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Revenue Bonds              _                _               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Private Activity           _                _               _             _              _               _
     Bonds
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Tender Option Bonds        _                _               _             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Municipal Leases,         5%               5%              5%             5%             5%              5%
     Certificates of
     Participation and
     Other
     Participation
     Interests
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Pre-Refunded               _                _               _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Auction Rate               _                _               _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Pay-in-Kind                X                X               X             X              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (OPTIONS)
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Options on                 X                X               X             X              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Options on                 X                X               X             X              _               _
     Securities Indices
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Options on Non-US          X                X               X             X              _               _
     Securities Indices
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Futures Contracts          X                X               X             X              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Futures Contracts          X                X               X             X              _               _
     on Securities
     Indices
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Options on Futures         X                X               X             X              _               _
     Contracts
     (including
     Contracts on
     Securities Indices)
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (HEDGING STRATEGIES)
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Swap Agreement             X                X               X             X         _1                   X
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     DERIVATIVE SECURITIES (HEDGING STRATEGIES)
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Hedging Strategies         X                X               X             X              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Government                20%              20%              _             _              _               _
     Guaranteed
     Mortgage-Backed
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

1 Currency swaps only.

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Ginnie Mae                20%              20%              _             _              _               _
     Certificates
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Fannie Mae                20%              20%              _             _              _               _
     Certificates
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Freddie Mac               20%              20%              _             _              _               _
     Certificates
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Multi-Class                X                X               _             _              _               _
     Mortgage-Backed
     Securities (CMOs
     and REMICs)
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Private Issued             X                X               _             _              _               _
     Mortgage -Backed
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Asset-Backed               X                X               _             _              _               _
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     SECURITIES OF NON-U.S. ISSUERS
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Foreign Securities         X                X          25%2              25%2       _3                  35%2
     & Depository
     Receipts (ADRs,
     EDRs, GDRs and
     IDRs)
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

2 U.S. dollar-denominated securities only.
3 May be denominated in any currency.

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Foreign Corporate          X                X             25%2           25%2            _3             25%3
     Debt Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Foreign Government         X                X             25%2           25%2            _3             25%3
     Debt Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Investments in             X                X               X             X              X               7%
     Emerging Markets
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     CURRENCY MANAGEMENT
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Currency Exchange          X                X               X             X              _               _
     Transactions
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Currency Hedging           X                X               X             X              _               _
     Transactions
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Forward Currency           X                X               X             X              _               _
     Exchange Contracts
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Options on Foreign         X                X               X             X              _               _
     Currencies
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------------------------------------------------------------------------------------------------------
     OTHER INVESTMENTS AND INVESTMENT PRACTICES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Illiquid Securities       10%              10%             15%           15%            15%             15%
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
                                                                         SHORT-TERM
                                         SHORT-TERM         FIXED        FIXED INCOME    HIGH YIELD
     INVESTMENT PRACTICE  MUNICIPAL      MUNICIPAL BOND     INCOME FUND  FUND            BOND FUND     TOTAL RETURN
                          BOND FUND      FUND                                                          BOND FUND
     ==================== ============== ================== ============ =============== ============= =================
     -------------------------------------------------------------------------------------------------------------------
     KEY TO TABLE:
     _   Permitted without stated limit
     _   Permitted without stated limited, but not expected to be used to a significant extent
     X   Not permitted

     20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

     20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of TOTAL fund assets;  does not indicate actual use
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
     EQUITY SECURITIES
     -------------------------------------------------------------------------------------------------------------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     When-Issued and            _                _               _             _              _               _
     Delayed Delivery
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Repurchase                20%              20%              _             _              _               _
     Agreements
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Mortgage Dollar            X                X               _             _              _               _
     Rolls
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Lending of                 X             33 1/3%            X          33 1/3%        33 1/3%         33 1/3%
     Portfolio
     Securities
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Borrowing                 10%            33 1/3%           10%         33 1/3%        33 1/3%         33 1/3%
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Short Sales                X                _               X             _              _               _
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Other Investment          10%              10%             10%           10%            10%             10%
     Companies
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------
     Temporary                 20%              20%             20%           20%            20%             35%
     Defensive
     Investments
     -------------------- -------------- ------------------ ------------ --------------- ------------- -----------------

                             FIXED INCOME SECURITIES

GENERAL. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

PUT BONDS. Each of the Funds may invest in 'put' bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those 'put' bonds for which the put option is an integral part of the security as originally issued. The option to 'put' the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the 'maturity' of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider 'maturity' to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ('US Government securities'). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS') or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See 'Zero Coupon Securities.'

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ('TRs'), Treasury Investment Growth Receipts ('TIGRs'), and Certificates of Accrual on Treasury Securities ('CATS'). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see 'US Government securities' above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see 'Zero Coupon Securities.'

Each of the Funds other than the Municipal Funds may acquire US Government securities and their unmatured interest coupons that have been separated ('stripped') by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the 'IRS') has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered US Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

ZERO COUPON SECURITIES. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ('Standard & Poor's'), Moody's Investor Service, Inc. ('Moody's') and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the 'Commission').

LOWER QUALITY DEBT OBLIGATIONS 'JUNK-BONDS'. High Yield Bond Fund and Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

As discussed above, High Yield Bond Fund and Total Return Bond Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

High Yield Bond Fund and Total Return Bond Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See 'Taxes' below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

                      CONVERTIBLE AND PREFERRED SECURITIES

Subject to its investment objectives and policies, each Fund (other than Municipal Bond Fund and Short-Term Municipal Bond Fund) may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund (other than Municipal Bond Fund and Short-Term Municipal Bond Fund), subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS. High Yield Bond Fund and Total Return Bond Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MUNICIPAL SECURITIES. The Municipal Funds and, to a more limited extent, Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include 'private activity' or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are 'general obligations' and 'revenue obligations.' General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of 'non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Municipal Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Municipal Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by 'Dutch' auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the 'Code'). For purposes of complying with the 20% limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

                   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

GENERAL. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund, Total Return Bond Fund and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

MORTGAGE-BACKED. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ('GNMA'), the Federal National Mortgage Association ('FNMA') and the Federal Home Loan Mortgage Corporation ('FHLMC'). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be 'passed through' to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Only Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs'). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including 'regular' interests and 'residual' interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of 'locking in' attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Each of Total Return Bond Fund, Fixed Income Fund and Short-Term Fixed Income Fund, may at times, invest a significant percentage of its assets in CMOs.

ASSET-BACKED SECURITIES. Fixed Income Fund, Short-Term Fixed Income Fund, High Yield Bond Fund and Total Return Bond Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. Short-Term Fixed Income Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

                          SECURITIES OF FOREIGN ISSUERS

FOREIGN SECURITIES. Subject to their respective investment objectives and policies, each of the Funds other than the Municipal Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of High Yield Bond Fund and Total Return Bond Fund may be denominated in any currency, the investments of Fixed Income Fund, Short-Term Fixed Income Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

To the extent the investments of Total Return Bond Fund are denominated in foreign currencies, the net asset values of such Funds may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Advisor increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. Similarly, if the Advisor hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. Total Return Bond Fund will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which each of the Funds other than the Municipal Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds other than the Municipal Funds may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the 'World Bank'), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Currently, Fixed Income Fund and Short-Term Fixed Income Fund intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the 'World Bank'), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTMENT IN EMERGING MARKETS. High Yield Bond Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

EQUITY AND EQUITY RELATED SECURITIES. The Funds may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

CURRENCY MANAGEMENT TECHNIQUES. To the extent that they invest in securities denominated or quoted in foreign currencies, Total Return Bond Fund may enter into forward currency exchange contracts ('forward contracts') and buy and sell currency options to hedge against currency exchange rate fluctuations. For the same purpose, Total Return Bond Fund may also enter into currency swap agreements, purchase securities indexed to foreign currencies and buy and sell futures contracts relating to foreign currencies and options on such futures contracts. The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Total Return Bond Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a 'spot' basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ('forward currency contracts') or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a 'spread' or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Total Return Bond Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to 'lock in' the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the 'CFTC'), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Total Return Bond Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of subchapter M of the Code, for qualification as a regulated investment company.

        OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

GENERAL. High Yield Bond Fund and Total Return Bond Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the 'OCC') or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. High Yield Bond Fund and Total Return Bond Fund may write
(sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as 'premiums') for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. High Yield Bond Fund and Total Return Bond Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

OTHER CONSIDERATIONS. The Funds will engage in over-the-counter ('OTC') options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

                      FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL. When deemed advisable by the Advisor, High Yield Bond Fund and Total Return Bond Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund proposes to acquire. A Fund may, for example, take a 'short' position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a 'long' position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. High Yield Bond Fund and Total Return Bond Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See 'Taxes.'

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Funds will attempt to minimize the risk that they will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

              LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under 'Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of High Yield Bond Fund or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See 'Taxes' below. Options, futures contracts and options on futures contracts are derivative instruments.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

'WHEN-ISSUED' PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a 'when-issued' or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a 'when-issued' or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in 'when-issued' and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a 'when-issued' purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

BORROWING. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES. Each Fund, other than Fixed Income Fund and Municipal Bond Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a 'placing broker'. No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION. Each Fund other than Total Return Bond Fund is 'diversified' under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See 'Investment Restrictions' and 'Taxes' below. Total Return Bond Fund is 'non-diversified' under the 1940 Act. Accordingly, although it is subject to the issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code, Total Return Bond Fund is not subject to the more stringent issuer diversification requirements imposed on diversified funds by the 1940 Act. To the extent that Total Return Bond Fund does not meet the standards for being diversified under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

CONCENTRATION OF INVESTMENTS. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities). Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

MORTGAGE DOLLAR ROLLS. Each of the Funds other than the Municipal Funds may enter into mortgage 'dollar rolls' in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') or fee income and by the interest earned on the cash proceeds of the initial sale. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

RESTRICTED SECURITIES. Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

OTHER INVESTMENT COMPANIES. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company, except that, in accordance with an exemptive order issued by the Commission, Total Return Bond Fund may invest up to 17% of its shares in institutional shares of High Yield Bond Fund and up to 7% of its shares in institutional shares of Emerging Markets Debt Fund. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. Total Return Bond Fund will not acquire securities of another investment company if, at the time of acquisition, the other investment company owns securities of any other investment company in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also 'Fixed Income Securities--Variable and Floating Rate Instruments.'

BANK OBLIGATIONS. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ('CDs') are short-term negotiable obligations of commercial banks. Time Deposits ('TDs') are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the 'FDIC'). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                             INVESTMENT RESTRICTIONS
The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a 'majority' (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, 'majority' means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for each Fund other than Fixed Income Fund and Municipal Bond Fund and fundamental investment restriction (3) listed below for Fixed Income Fund and Municipal Bond Fund.

In addition, the policy of each Municipal Bond Fund and Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM FIXED INCOME FUND, SHORT-TERM MUNICIPAL BOND FUND, HIGH YIELD BOND FUND AND TOTAL RETURN BOND FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS The Trust may not, on behalf of a Fund:

(1)      Issue senior securities, except as permitted by paragraphs (2),
         (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
         (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

In addition, each Fund, other than Total Return Bond Fund, will adhere to the following fundamental investment restriction:

         With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2. NONFUNDAMENTAL INVESTMENT RESTRICTIONS The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The 'bunching' of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond Fund and Short-Term Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

'Value' for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO FIXED INCOME Fund AND MUNICIPAL BOND Fund

Fundamental Investment Restrictions. The Trust may not, on behalf of Fixed Income Fund or Municipal Bond Fund:

(1)      Acquire more than 10% of the voting securities of any one issuer.

(2)      Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment Advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase 'put' bonds.

2.       NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of Municipal Bond Fund's total assets and 15% of Fixed Income Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other US-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

                        MANAGEMENT OF THE TRUST AND FUNDS

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust and Funds (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Funds' operations is One South Street, Baltimore, Maryland, 21202.

                  INFORMATION CONCERNING TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF FUNDS IN
NAME, BIRTH DATE AND POSITION WITH   BUSINESS EXPERIENCE AND TRUSTEESHIPS DURING THE PAST  THE FUND COMPLEX
THE FUND                             5 YEARS                                               OVERSEEN BY
                                                                                           TRUSTEE1
            ---------------------------------------------------------------------------------------------------------------
            INDEPENDENT TRUSTEES
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Paul K. Freeman                      President, Cook Street Holdings (present); Adjunct            11
            04/18/50                             Professor, University of Denver (since 2001);
            Trustee since 1993.                  Consultant, World Bank/Inter-American Development
                                                 Bank (since 2001); Project Leader,
                                                 International Institute for Applied Systems
                                                 Analysis (since 1998-2001); Chief Executive
                                                 Officer, The Eric Group Inc. (environmental
                                                 insurance) (1986-1998).
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Graham E. Jones                      Senior Vice President, BGK Realty Inc. (since 1995);          11
            01/31/33                             Trustee, 8 open-end mutual funds managed by Weiss,
            Trustee since 1993.                  Peck & Greer (since 1995); Trustee of 22 open-end
                                                 mutual funds managed by Sun Capital Advisers, Inc.
                                  (since 1998).
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            William N. Searcy                    Pension & Savings Trust Officer, Sprint Corporation           11
            09/03/46                             (telecommunications) (since 1989); Trustee of 22
            Trustee since 1993.                  open-end mutual funds managed by Sun Capital
                                                 Advisers, Inc. (since 1998).
            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Hugh G. Lynch                        Retired (since 2000), formerly Managing Director,             11
            10/23/37                             International Investments, General Motors Investment
            Trustee since 1994.                  Management Corporation (since 1994); Director, The
                                                 Greater China Fund Fund managed by Baring Asset
                                                 Management (since 2000)

            ---------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------
            Edward T. Tokar                      Chief Executive Officer, Allied Capital Management            11
            06/02/47                             LLC (since 1997); Vice President-Investments,
            Trustee since 1994.                  Honeywell International, Inc. (advanced technology
                                                 and manufacturer) (since 1985);
                                                 Trustee, Levco Series Trust
                                                 (mutual funds) (since 2001).
            ---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
         OFFICERS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Richard T. Hale 3                    Managing Director, Deutsche Bank Securities Inc. (formerly
07/17/45                             DB Alex. Brown LLC) (June 1999 to present); Deutsche Asset
President of the Trust since ____.   Management Americas (June 1999 to present); Director and
                                     President, Investment Company Capital Corp. (registered
                                     investment advisor) (April 1996 to present).
                                     Director/Trustee and President, Deutsche Asset Management
                                     Mutual Funds (Fund Complex) (1989 to present); Director,
                                     Deutsche Global Funds, Ltd. (January 2000 to present);
                                     Director, CABEI Fund (June 2000 to present); Director, North
                                     American Income Fund (September 2000 to present); Vice
                                     President, Deutsche Asset Management, Inc. (September 2000
                                     to present).  Chartered Financial Analyst.  Formerly,
                                     Director, ISI Family of Funds.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Daniel O. Hirsch 3                   Director, Deutsche Asset Management (1999 to present).
3/27/54                              Formerly, Principal, BT Alex. Brown Incorporated, (Deutsche
Secretary of the Trust since ____.   Banc Alex. Brown Inc.) (1998-1999); Assistant General
                                     Counsel, United States Securities and Exchange Commission
                                     (1993-1998).
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Charles A. Rizzo                     Director, Deutsche Asset Management (April 2000 to present);
8/5/57                               Certified Public Accountant; Certified Management
Treasurer of the Trust since ____.   Accountant.  Formerly, Vice President and Department Head,
                                     BT Alex. Brown Incorporated (Deutsche Banc Alex. Brown
                                     Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP), 1993-1998.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Amy Olmert                           Director, Deutsche Asset Management (formerly BT. Alex.
5/14/63                              Brown Inc.) (January 1999 to present); Certified Public
Assistant Treasurer of the Trust     Accountant.  Formerly, Vice President, BT Alex. Brown
since ____.                          Incorporated, (Deutsche Banc Alex. Brown Inc.), 1997-1999.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
David Baldt                          Managing Director of Active Fixed Income, Deutsche Asset
07/04/49                             Management, Inc. (since 1989).
Vice President of the Trust since
____.
---------------------------------------------------------------------------------------------------

2.       As of December 31, 2001 the total number of Funds in the Fund Complex is 11.

                         TRUSTEE OWNERSHIP IN THE FUNDS

----------------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
TRUSTEE                  DOLLAR RANGE OF BENEFICIAL  OWNERSHIP AS OF DECEMBER 31, 2001
                         OWNERSHIP IN THE FUNDS 1    IN ALL FUNDS OVERSEEN BY DIRECTOR
                                                     IN THE FUND COMPLEX 2
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Paul K. Freeman          None                        None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Graham E. Jones          $1 - $10,000                $50,001 - $100,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
William N. Searcy        $1 - $10,000                $1 - $10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Hugh G. Lynch            $1 - $10,000                $1 - $10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Edward T. Tokar          None                        None
----------------------------------------------------------------------------------------

1.  Securities beneficially owned as defined under the Securities Exchange
    Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001
    plus.
2. The Fund Complex consists of the following: International Select Equity Fund, European Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Micro Cap Fund, Total Return Bond Fund.

Ownership In Securities Of The Advisor And Related Companies

 As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

------------------------------------------------------------------------------------------
                                                                 Value of    Percent of
                                                                 Securities  Class on an
                       Owner and                                 on an       Aggregate
                       Relationship to                 Title of  Aggregate   Basis
Trustee                Director             Company    Class     Basis
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Paul K. Freeman                             None
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Graham E. Jones                             None
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
William N. Searcy                           None
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Hugh G. Lynch                               None
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Edward T. Tokar                             None
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

As of June 10, 2002, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each fund.

           INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

All of the independent 'non-interested' directors (Messrs. Freeman, Jones, Lynch, Searcy and Tokar) serve as members of each committee of the Board of Trustees.

The Board of Trustees of the Fund met four times during the fiscal year ended October 31, 2001 and each trustee attended at least 100% of the meetings of the Board. Each Trustee attended 100% of the meetings of the committees of the Board of Trustees on which such trustee served or was called upon to attend to constitute a quorum.

The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met five times during the last fiscal year.

The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee, which meets as often as deemed appropriate by the Committee, did not meet during the last fiscal year.

The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. While each of the Independent Trustees are members of the Pricing Committee, only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met three times during the last fiscal year. The Executive Committee, which held four meetings during the fiscal year ended October 31, 2001, has the functions of making recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers.

                            COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Advisor an annual fee of $18,000 provided that they attend each regular Board meeting during the year. Each Trustee receives $1,500 for each quarterly meeting attended and $500 for each telephonic or special meeting attended. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,500 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the year ended October 31, 2001:


============================== ============= ================== ================= ================== =================
Name of Trustee                Paul K.       Graham E. Jones    William N.        Hugh G. Lynch      Edward T. Tokar
                               Freeman                          Searcy
============================== ============= ================== ================= ================== =================
Name of Fund
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Municipal Bond                    $1,825          $1,825              $2,075             $1,682            $1,682
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Short-Term Municipal Bond         $1,444          $1,444              $1,696             $1,303            $1,303
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Fixed Income                      $2,371          $2,371              $2,621             $2,228            $2,228
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Short-Term Fixed Income           $1,221          $1,221              $1,471             $1,078            $1,078
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
High Yield Bond                   $1,575          $1,575              $1,825             $1,432            $1,432
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Smaller Companies*                 $688            $688                $831               $546              $546
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Pension or Retirement
Benefits Accrued as Part of         $0              $0                  $0                 $0                $0
Fund Expenses
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Aggregate Compensation from
the Trust/Complex**              $20,250          $20,250            $23,750          $18,250***          $18,250
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

* Smaller Companies Fund merged with Small Cap Fund, an affiliate, on May
31, 2001.
** The Trustees listed above do not serve on the board of any other investment company within the same complex as the Trust.
*** Mr. Lynch deferred $7,500 under a deferred compensation plan.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Deutsche Asset Management, Inc. ('DeAM, Inc.'), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the 'Management Contracts'). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are 'interested persons' (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          =================================================
          Fund                                Annual Rate
          =================================================
          Municipal Bond Fund                 0.40%
          -------------------------------------------------
          -------------------------------------------------
          Short-Term Municipal Bond Fund      0.40%
          -------------------------------------------------
          -------------------------------------------------
          Fixed Income Fund                   0.40%
          -------------------------------------------------
          -------------------------------------------------
          Short-Term Fixed Income Fund        0.40%
          -------------------------------------------------
          -------------------------------------------------
          High Yield Bond Fund                0.50%
          -------------------------------------------------
          -------------------------------------------------
          Total Return Bond Fund              0.45%
          -------------------------------------------------

The Total Return Bond Fund received exemptive relief from the Securities and Exchange Commission (the 'Commission') to invest up to 17% of its total assets in High Yield Bond Fund and up to 7% of its total assets in the Emerging Markets Debt Fund. For the assets invested in the underlying Fund, Total Return Bond will reduce its advisory fee to 0.10%.

Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:

=============================== ======================================================================================
                                                        For the fiscal year ended October 31,
=============================== ======================================================================================
                                1999                         2000                         2001
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Fixed Income Fund               $5,004,754                   $4,431,798                   3,284,229
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Municipal Bond Fund             $2,598,550                   $2,107,627                   2,107,171
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Short-Term Fixed Income Fund    $96,835                      $127,768                     134,142
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Short-Term Municipal Bond Fund  $343,523                     $520,523                     663,931
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
High Yield Bond Fund            $1,232,710                   $1,706,553                   1,497,001
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total Return Bond Fund*         None                         None                         None
------------------------------- ---------------------------- ---------------------------- ----------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no advisory fees during such periods.

Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was most recently approved on May 24, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or 'interested persons' of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or 'interested persons' of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its 'assignment' (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See 'Portfolio Transactions.'

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment advisor.

                        SUBADVISOR FOR TOTAL RETURN BOND

Deutsche Asset Management Investment Services Limited ('DeAMIS'), located at One Appold Street, London, England, acts as Subadvisor for the foreign component of Total Return Bond Fund pursuant to the terms of a subadvisory contract. DeAMIS is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAMIS is also an indirect wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets for various individual and institutional accounts, including the following registered investment company to which it acts as a subadvisor: RSI International Equity Fund. Under the subadvisory contract, the Advisor, and not the Fund, will pay the Subadvisor 0.08% of the average daily net assets of Total Return Bond Fund, unless reduced, on a pro rata basis, by any fee waiver then in effect.

                           ADVISORY CONTRACT APPROVAL

Each of the Management Contracts and the Sub-Advisory Contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' management contract and sub-advisory contract, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of management contract and sub-advisory contract was in the best interests of the Funds and its shareholders. The Funds or the Advisors may terminate the Management Contract on sixty days' written notice without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Contract has similar termination provisions.

                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Advisor and the Subadvisor have also adopted a Code of Ethics. The Code of Ethics allow personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions, including 'blackout periods' and minimum holding periods, subject to limited exceptions. The Advisor's Code prohibits participation in all initial public offerings, and the DeAMIS Code prohibits participation in initial public offerings distributed in the United States. All Codes require prior approval for purchases of securities in private placements.

The Trust's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

                              PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience is described in the Fund's prospectus.

PORTFOLIO TURNOVER. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

==================================================================
                            For the fiscal year ended October 31,
==================================================================
                                 1999      2000   2001
------------------------------------------------------------------
------------------------------------------------------------------
Fixed Income Fund                157%      116%   161%
------------------------------------------------------------------
------------------------------------------------------------------
Municipal Bond Fund              27%       29%    27%
------------------------------------------------------------------
------------------------------------------------------------------
Short-Term Fixed Income Fund     142%      89%    129%
------------------------------------------------------------------
------------------------------------------------------------------
Short-Term Municipal Bond Fund   64%       52%    63%
------------------------------------------------------------------
------------------------------------------------------------------
High Yield Bond Fund             180%      151%   175%
------------------------------------------------------------------
------------------------------------------------------------------
Total Return Bond Fund*          N/A       N/A    N/A
------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly has no portfolio turnover rates to report.

THE ADMINISTRATOR. Deutsche Asset Management, Inc. (the 'Administrator'), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Fixed Income Funds and Municipal Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

=====================================================================
                             For the fiscal year ended October 31,
=====================================================================
                                1999         2000        2001
---------------------------------------------------------------------
---------------------------------------------------------------------
Fixed Income Fund               $1,501,426   $1,329,539  $985,268
---------------------------------------------------------------------
---------------------------------------------------------------------
Municipal Bond Fund             $779,565     $632,288    $632,150
---------------------------------------------------------------------
---------------------------------------------------------------------
Short-Term Fixed Income Fund    $29,051      $38,330     $40,243
---------------------------------------------------------------------
---------------------------------------------------------------------
Short-Term Municipal Bond Fund  $103,057     $156,160    $199,179
---------------------------------------------------------------------
---------------------------------------------------------------------
High Yield Bond Fund            $295,872     $409,578    $359,280
---------------------------------------------------------------------
---------------------------------------------------------------------
Total Return Bond Fund*         None         None        None
---------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no administration fees during such periods.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ('ICCC'), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the 'Transfer Agency Agreement'), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

THE DISTRIBUTOR. The Trust, on behalf of each Fund, has entered into a distribution agreement (the 'Distribution Agreement') pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the 'Distributor'), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or 'interested persons' of such parties. The Distribution Agreement was most recently approved on May 24, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or 'interested persons' of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CLASS A, B AND C SHARES ONLY. In addition, with respect to Class A, B and C Shares of High Yield Bond Fund and Fixed Income Fund, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The High Yield Bond Fund and Fixed Income Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

High Yield Bond Fund Class A, B and C shares were offered for the first time with their Prospectus dated February 28, 2002. Fixed Income Fund Class A, B and C shares are offered for the first time with this Statement of Additional Information and their Prospectus dated June 28, 2002. The Distributor did not receive any fees for providing distribution and shareholder services to these Classes for the last fiscal year.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. High Yield Bond Fund and Fixed Income Fund have adopted plans of distribution for their Class A, B and C Shares (the 'Plans'). Under each plan, each Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of each Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to High Yield Bond Fund or Fixed Income Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the respective Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

CUSTODIAN. Brown Brothers Harriman and Co. (the 'Custodian'), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

SERVICE PLAN (INVESTMENT SHARES ONLY). Each Fund has adopted a service plan (the 'Plan') with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, a Fund may enter into agreements with Service Organizations ('Service Agreements'). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ('ERISA'); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each Service Organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ('ERISA') may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of 'party in interest' with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Advisor did not pay brokerage commissions on behalf of the Funds for research services. Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, paid no brokerage commissions during such periods.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ('Affiliated Brokers').

Section 17(e) of the 1940 Act limits to 'the usual and customary broker's commission' the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is 'reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time....'

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not 'interested persons' of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

During the fiscal years ended October 31, 2001, 2000 and 1999, no Fund paid any brokerage commissions to any Affiliated Broker.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Funds did not pay any brokerage commissions. Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.

As of October 31, 2001, none of the Funds held securities of its regular broker-dealers.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are distributed by ICC Distributors, Inc., (the 'Distributor'). The Funds offer six classes of shares, Premier, Institutional and Investment shares, as well as Class A, B and C Shares. General information on how to buy shares of a Fund is set forth in 'Buying and Selling Fund Shares' sections of the Funds' Prospectuses. The following supplements that information.

Investors may invest in Premier and Institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional shares by establishing a shareholder account directly with the Fund's transfer agent. Investors may invest in Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in the Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A 'Business Day' means any day on which The New York Stock Exchange (the 'NYSE') is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual Fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

                                 NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is ultimately responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each class of a Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. A Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which NYSE is open (a 'Business Day'). If the NYSE closes early, a Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized US or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ('NASDAQ') are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Debt securities and other fixed income investments of a Fund are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which method does not take into account unrealized gains or losses on such portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price a Fund would receive if the Fund sold the security.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Fund's net asset values are not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless the Advisor deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

                             PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by a Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects its overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.

No performance information is provided for High Yield Bond Fund Class A, B and C shares or Fixed Income Fund Class A, B and C shares because they have no operating history.

                                      YIELD

From time to time, a Fund may advertise its yield and its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for each class of shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

YIELD  =  2  [  ( A-B +  1  ) 6 -1 ]
                  ---
                  cd
Where:

a  =      dividends and interest earned by the Fund during the  period;

b  =      net expenses accrued for the period;

c  =      average daily number of shares outstanding during the period entitled to receive dividends; and

d  =      maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare a Fund with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The following table sets forth the yield for the Funds for the 30-day period ended October 31, 2001:

--------------------------------------------------------------------------------------------------------------------------------
                        Premier Class    Premier Class    Institutional     Institutional   Investment Class  Investment Class
                       Shares (with fee Shares (without    Class Shares      Class Shares   Shares (with fee  Shares (without
                        waivers and/or    fee waivers   (with fee waivers    (without fee    waivers and/or     fee waivers
                       reimbursements)       and/or           and/or        waivers and/or  reimbursements)        and/or
                                        reimbursements)  reimbursements)   reimbursements)                    reimbursements)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund     N/A              N/A              5.60%             5.60%            5.35%             5.35%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund   N/A              N/A              4.29%             4.24%            4.04%             3.99%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed      N/A              N/A              5.26%             5.26%            N/A               N/A
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Short-Term            N/A              N/A              3.79%             3.69%            3.55%             3.45%
Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund  12.25%           12.25%           12.10%            12.10%           11.85%            11.85%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Return Bond     N/A              N/A              N/A               N/A              N/A               N/A
Fund*
--------------------------------------------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

The following table sets forth the tax-equivalent yield for the Municipal Funds for the 30-day period ended October 31, 2001:

-------------------------------------------------------------------------------------------------------------------
                                 Institutional Class Institutional Class   Investment Class     Investment Class
                                   Shares (with fee  Shares (without fee   Shares (with fee   Shares (without fee
                                    waivers and/or     waivers and/or       waivers and/or       waivers and/or
                                   reimbursements)     reimbursements)      reimbursements)     reimbursements)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund              7.10%              7.02%                6.69%                6.61%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund   6.27%              6.11%                5.89%                5.71%
-------------------------------------------------------------------------------------------------------------------

                                  TOTAL RETURN

Each Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. Each Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n  =  ERV

Where:

P   =          hypothetical initial payment of $1,000;

T   =          average annual total return;

n   =          period covered by the computation, expressed in years;

ERV =          ending redeemable value of a hypothetical
               $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[D]

Where:

P      =      hypothetical initial payment of $1,000;

T      =      average annual total return (after taxes on distributions);

n      =      period covered by the computation, expressed in years.

ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[DR]

Where:

P       =         hypothetical initial payment of $1,000;

T       =         average annual total return (after taxes on distributions and redemption);

n       =         period covered by the computation, expressed in years.

ATV[DR] =         ending value of a hypothetical $1,000 payment made
                  at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

Each Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return  =  [  (  ERV  )  - 1  ]
                                 ---
                                  P

Where:

P    =            hypothetical initial payment of $1,000;

ERV  =            ending redeemable value of a hypothetical
                  $1,000 payment made at the beginning of the 1-, 5- or 10-year
                  (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations

Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Institutional Class shares

As of October 31, 2001

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                  10-Year                Since Inception
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund         15.56%                 8.19%                   N/A                    8.23%
(Inception: 9/18/92)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund       8.90%                  5.67%                   N/A                    7.27%
(Inception: 12/31/91)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Fixed Income   8.39%                  6.61%                   N/A                    6.48%
Fund (Inception:
3/13/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal      6.40%                  5.12%                   N/A                    5.40%
Bond Fund (Inception:
3/6/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield  Bond Fund     0.68%                  N/A                     N/A                    2.85%
(Inception: 3/16/98)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Return  Bond        N/A                    N/A                     N/A                    N/A
Fund*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund         12.78%                 5.38%                   N/A                    5.42%
(Inception: 9/18/92)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund       8.85%                  5.53%                   N/A                    7.04%
(Inception: 12/31/91)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                  10-Year                Since Inception
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Short-Term Fixed Income   5.88%                  4.10%                   N/A                    3.98%
Fund (Inception:
3/13/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal      6.31%                  5.02%                   N/A                    5.30%
Bond Fund (Inception:
3/6/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield  Bond Fund     (4.44)%                N/A                     N/A                    (1.78)%
(Inception: 3/16/98)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Return  Bond        N/A                    N/A                     N/A                    N/A
Fund*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions and Redemptions)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund         9.36%                  5.14%                   N/A                    5.21%
(Inception: 9/18/92)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund       7.33%                  5.46%                   N/A                    6.88%
(Inception: 12/31/91)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Fixed Income   5.05%                  4.02%                   N/A                    3.93%
Fund (Inception:
3/13/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal      5.64%                  4.95%                   N/A                    5.21%
Bond Fund (Inception:
3/6/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield  Bond Fund     0.42%                  2.66%                   N/A                    0.05%
(Inception: 3/16/98)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Return Bond Fund*   N/A                    N/A                     N/A                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                  10-Year                Since Inception
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund         15.56%                 48.22%                  N/A                    105.69%
(Inception: 9/18/92)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund       8.90%                  31.74%                  N/A                    100.04%
(Inception: 12/31/91)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Fixed Income   8.39%                  37.69%                  N/A                    51.66%
Fund (Inception:
3/13/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal      6.40%                  28.36%                  N/A                    41.89%
Bond Fund (Inception:
3/6/95)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield Bond Fund      0.68%                  N/A                     N/A                    10.75%
(Inception: 3/16/98)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Return Bond         N/A                    N/A                     N/A                    N/A
Fund*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Investment Class shares

As of October 31, 2001

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
                           1-Year                5-Year                  10-Year                Since Inception
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund          15.397.19%            N/A                     N/A                    7.54%
(Inception: 2/11/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund        8.63%                 N/A                     N/A                    4.99%
(Inception: 7/30/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal       6.03%                 N/A                     N/A                    4.50%
Bond Fund (Inception:
12/3/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
High Yield Bond Fund       0.29%                 N/A                     N/A                    5.82%
(Inception: 9/15/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions)
----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund          12.72%                N/A                     N/A                    4.89%
(Inception: 2/11/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund        8.58%                 N/A                     N/A                    4.89%
(Inception: 7/30/97)


-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal       5.94%                 N/A                     N/A                    4.34%
Bond Fund (Inception:
12/3/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
High Yield Bond Fund       (4.72)%               N/A                     N/A                    0.97%
(Inception: 9/15/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
                           1-Year                5-Year                  10-Year                Since Inception
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions and Redemptions)
----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund          9.26%                 N/A                     N/A                    4.68%
(Inception: 2/11/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund        7.06%                 N/A                     N/A                    4.85%
(Inception: 7/30/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal       5.32%                 N/A                     N/A                    4.32%
Bond Fund (Inception:
12/3/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
High Yield Bond Fund       0.18%                 N/A                     N/A                    2.35%
(Inception: 9/15/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Fixed Income Fund          15.39%                N/A                     N/A                    31.04%
(Inception: 2/11/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Municipal Bond Fund        8.63%                 N/A                     N/A                    23.02%
(Inception: 7/30/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
Short-Term Municipal       6.03%                 N/A                     N/A                    18.76%
Bond Fund (Inception:
12/3/97)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
High Yield Bond Fund       0.29%                 N/A                     N/A                    19.36%
(Inception: 9/15/98)
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Premier Class shares

As of October 31, 2001

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          1-Year                 5-Year                  10-Year                Since Inception
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield Bond Fund      0.68%                  N/A                     N/A                    0.68%
(Inception: 10/31/00)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield  Bond Fund     (4.49)%                N/A                     N/A                    (4.49)%
(Inception: 10/31/00)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions and Redemptions)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield  Bond Fund     0.42%                  N/A                     N/A                    0.42%
(Inception: 10/31/00)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
High Yield  Bond Fund     5.14%                  N/A                     N/A                    0.68%
(Inception: 10/31/00)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

If expense limitations for a Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

A Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual Fund industry and rank mutual Fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual Fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                      TAXES

The following is a summary of the principal US federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in a Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                                     GENERAL

Each Fund is a separate taxable entity that has elected to be treated, has qualified, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that
(a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the '90% gross income test'); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its 'investment company taxable income' (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ('net tax-exempt interest'), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, that is distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be 'marked-to-market' for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a 'constructive sale' of an 'appreciated financial position' held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to federal income tax and additional interest charges on 'excess distributions' received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and a Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

High Yield Bond Fund and Total Return Bond Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

If a Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the US may reduce or eliminate such taxes in some cases. Each Fund anticipates that it generally will not be entitled to elect to pass through such foreign taxes to its shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to US tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

A Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ('P.I.K.') securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain as required in order to maintain its qualification as a regulated investment company, and to avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Municipal Fund purchases tax-exempt municipal securities which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and a Fund therefore does not, make any additional independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds can be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the bond was issued. In that event, a portion of a Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Each Fixed Income Fund and each Municipal Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a 'put' and is also referred to as a 'standby commitment.' A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay 'tender fees' or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, accordingly, would generally not be distributed to shareholders.

The following table sets forth each Fund's realized capital losses available to offset future net capital gains as of October 31, 2001:

==============================================================================================
Net Capital Loss Carryforward        Capital Loss Carryforward Expiration Year
==============================================================================================
                                  2005   2006       2007        2008         2009
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Fixed Income Fund    $7,014,456   --     --         --          $7,014,456
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Municipal Bond Fund  $9,135,105   --     --         --          $9,135,105
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Short-Term Fixed     $51,733      --     --         --          --
Income Fund
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Short-Term           $1,487,661   --     --         --          $1,487,661
Municipal Bond Fund
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
High Yield Bond      $56,665,2436 --     $3,828,198 $1,032,638  $10,382,419  $41,422,181
Fund
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Return Bond    N/A          N/A    N/A        N/A         N/A
Fund*
----------------------------------------------------------------------------------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

Each Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If a Fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election, with respect to readily tradeable stock, it will be treated for federal income tax purposes as if it had sold and reacquired such stock on January 2, 2002. If a Fund makes such an election with respect to any other stock or securities, it will be treated for US federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. Each Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.

                         US SHAREHOLDERS--DISTRIBUTIONS

A Municipal Fund's distributions from the tax-exempt interest it receives will generally be exempt from federal income tax, provided that the Fund qualifies as a regulated investment company, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that pay interest excluded from gross income under Section 103(a) of the Code, and the Fund properly designates such distributions as 'exempt-interest dividends.' The portions of such exempt-interest dividends, if any, derived from interest on certain private activity bonds will constitute tax preference items and may give rise to, or increase liability under, the federal alternative minimum tax for particular shareholders. In addition, all exempt-interest dividends may increase certain corporate shareholders' liability, if any, for the corporate alternative minimum tax and will be taken into account in determining the portion, if any, of a shareholder's social security benefits or certain railroad retirement benefits that is subject to tax.

For US federal income tax purposes, distributions by a Fund as well as any distributions of the Municipal Funds that are not designated as exempt-interest dividends as described above, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a Fund for the year will be taxable as ordinary income. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to a Fund's shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held.

Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from US domestic corporations, dividends paid by the Fixed Income Funds and the Municipal Funds will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an 'extraordinary dividend' under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a Fund are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

A Municipal Fund may not be an appropriate investment for persons who are, or are related to, substantial users of facilities financed by industrial development or private activity bonds.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

                         US SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. However, any loss realized on the sale, redemption or other disposition of shares of a Municipal Fund with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends with respect to such shares. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of a Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same fund or another mutual fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold such shares as capital assets may be eligible to make an irrevocable federal income tax election on their 2001 US federal income tax returns that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of the shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

A Fund may be required to withhold, as 'backup withholding,' federal income tax at a rate of 30% from dividends (including distributions from the Fund's net long-term capital gains), and from proceeds of redemption and exchange paid to individual shareholders and other non-exempt shareholders who fail to furnish the Fund with a correct social security number or other taxpayer identification number ('TIN') certified under penalties of perjury on IRS Form W-9 or other authorized substitute thereof or if the IRS or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends paid with respect to such years will be exempt-interest dividends.

                               NON-US SHAREHOLDERS

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not (1) an individual who is a US citizen or resident or (2) a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not 'effectively connected' with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the US maintained by the foreign shareholder), generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8 BEN or other appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is 'effectively connected' with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the US maintained by the foreign shareholders), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to US federal income tax on a net-income basis at the rates which are applicable to US citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to US federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a US trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a US permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of the US federal income tax law applicable to US expatriates. However, back-up withholding generally will apply at a rate of 30% unless the shareholder furnishes the fund with an IRS Form W-8 BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.

                                 STATE AND LOCAL

A Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisors concerning these matters.

                       GENERAL INFORMATION ABOUT THE TRUST

GENERAL. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of June 10, 2002 the following shareholders owned the following respective percentages of the outstanding Premier Class shares of High Yield Bond Fund and Total Return Bond Fund:

-------------------------------- -------------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                             SHAREHOLDER NAME AND ADDRESS                                   OF THE FUND
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
High Yield Bond Fund             [Bost & Co., A/C NYXF1783602, FBO Bell Atlantic Master         %
                                 Trust, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA
                                 15230-3198]
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
                                 [Mac & Co., A/C CPAFDF203X2, Commonwealth of PA - PSERS,       %
                                 Mutual Fund Operations, PO Box 3198, Pittsburgh, PA
                                 15230-3198]
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
                                 [Arkansas Public Employees, Retirement System, 124 West        %
                                 Capitol Suite 400, Little Rock, AR 72201-3700]
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
                                 [Public School Employees, Retirement System, c/o Mellon        %
                                 Trust Mtl Fnds Ops, PO Box 3198, Pittsburgh, PA 15230-3198]
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
                                 [Public School Employees, Retirement System, c/o State         %
                                 Street PA Svcs, 30 N 3rd Street Suite 750, Harrisburg, PA
                                 17101-1712]
-------------------------------- -------------------------------------------------------------- ----------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

As of June 10, 2002 the following shareholders owned the following respective percentages of the outstanding Institutional Class shares of each Fund:

-------------------------------- -------------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                             SHAREHOLDER NAME AND ADDRESS                                   OF THE FUND
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
Fixed Income Fund                 [Charles Schwab & Co Inc., Special Custody Account, Mutual    %
                                  Funds Department, 101 Montgomery St., San Francisco, CA
                                  94104-4122]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
Short-Term Municipal Bond Fund    [Charles Schwab & Co Inc., Special Custody Account, Mutual    %
                                  Funds Department, 101 Montgomery Street, San Francisco, CA
                                  94104-4122]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
Short-Term Fixed Income Fund      [Independence Trust Company, Cash Account, P.O. Box 682188,   %
                                  Franklin, TN 37068-2188]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [First Union National Bank, Cash/Reinvest Acct, Acct          %
                                  #9888888863, 1525 W Wt Harris Blvd #NC1151, Charlotte, NC
                                  28262-8522]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [First Union National Bank FBO Cash/Reinvest Omnibus, A/C     %
                                  9999999971 NC 1151, 1525 W Wt Harris Blvd, Charlotte, NC
                                  28262-8522]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Deutsche Banc Alex Brown Inc., FBO 255-33590-15, P.O. Box    %
                                  1346, Baltimore, MD 21203-1346]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Deutsche Banc Alex Brown Inc., FBO 255-33102-16, P. O. Box   %
                                  1346, Baltimore. MD 21203-1346]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Charles Schwab & Co Inc., Special Custody Account Mutual     %
                                  Funds Department, 101 Montgomery Street, San Francisco, CA
                                  94104-4122]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------

-------------------------------- -------------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                             SHAREHOLDER NAME AND ADDRESS                                   OF THE FUND
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
High Yield Bond Fund              [John P Dawson TR, DTD 08/25/2000, John P Dawson Cheritable   %
                                  Remainder, Unitrust, 930 Palo Alto Ave, Palo Alto, CA
                                  94301-2223]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Charles Schwab & Co, Inc., Special Custody Account, Mutual   %
                                  Funds Department, 101 Montgomery Street, San Francisco, CA
                                  94104-4122]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Fidelity Investments Institutional Operations Co, Inc., as   %
                                  agent for certain employee benefit plans, 100 Magellan Way
                                  KWIC, Covington, KY 41015-1999]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Bankers Trust Company, FBO 2391544242, P.O. Box 9005,        %
                                  Church Street Station, New York, NY 10008]
--------------------------------- ------------------------------------------------------------- ----------------------

*Total Return Bond Fund was not in operation during any of the indicated periods.

As of June 10, 2002 the following shareholders owned the following respective percentages of the outstanding Investment Class shares of each Fund:

-------------------------------- -------------------------------------------------------------- ----------------------
                                                                                                PERCENTAGE OF
                                                                                                OUTSTANDING SHARES
FUND                             SHAREHOLDER NAME AND ADDRESS                                   OF THE FUND
-------------------------------- -------------------------------------------------------------- ----------------------
-------------------------------- -------------------------------------------------------------- ----------------------
Fixed Income Fund                 [National Financial Services Corp for the Exclusive           %
                                  Benefit of our Customers, ATTN Mutual
                                  FDS - No Loads, 5th Fl, 200 Liberty St, 1
                                  World Fin Ctr, New York, NY 10281-1003]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Charles Schwab & Co, Inc., Special Custody Account, Mutual   %
                                  Funds Department, 101 Montgomery Street, San Francisco, CA
                                  94104-4122]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [National Investor Services Corp for Exclusive Benefit of     %
                                  Customers, 55 Water Street, Fl 32, New York, NY 10041-3299]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
Short-Term Municipal Bond Fund    [Saxon & Co., A/C 55-55-001-5585700, PO Box 7780-1888,        %
                                  Philadelphia, PA 19182-0001]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [National Financial Services Corp for the
                                  Exclusive Benefit ___ % of our Customers, ATTN
                                  Mutual FDS, No Loads, 5th Fl, 200 Liberty St,
                                  1 World Fin Ctr, New York, NY 10281-1003]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Saxon & Co., A/C 27-27-007-3886986 PO Box 7780-1888,         %
                                  Philadelphia, PA 19182-0001]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Saxon & Co., A/C 55-55-001-3933773, PO Box 7780-1888,        %
                                  Philadelphia, PA 19182-0001]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [Saxon & Co., FBO 27-27-007-3897985, 61735K729, PO Box        %
                                  7780-1888, Philadelphia, PA 19182-0001]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
High Yield Bond Fund              [Charles Schwab & Co. Inc. Special Custody Account Mutual     %
                                  Funds Department 101 Montgomery Street San Francisco, CA
                                  94104-4122]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [National Financial Svcs Corp for the
                                  Exclusive Benefit of ____ % our Customers,
                                  Attn Mutual Funds - No Loads - 5th Fl, 200
                                  Liberty St 1 World Fin Ctr, New York, NY
                                  10281-1003]
--------------------------------- ------------------------------------------------------------- ----------------------
--------------------------------- ------------------------------------------------------------- ----------------------
                                  [National Investor Services Corp, For Exclusive Benefit of    %
                                  our Customers, 55 Water Street Fl 32, New York, NY
                                  10041-3299]
--------------------------------- ------------------------------------------------------------- ----------------------

As of June 10, 2002, Class A, B and C shares of High Yield Bond and Fixed Income Fund were not operations and therefore have no ownership information.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2001 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers, LLP, each Fund's independent accountants, as experts in accounting and auditing.

The financial statements of each Fund for the periods ended on and prior to October 31, 2001, are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.  BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGs

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------
         Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

NOTE:
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                   JUNE 28, 2002

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

SUBADVISOR FOR TOTAL RETURN BOND FUND ONLY
Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

DISTRIBUTOR
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
250 Pratt Street
Baltimore, Maryland  21201

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance ------

1-800-730-1313.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                JANUARY 28, 2002
                                                        AS REVISED JUNE 28, 2002


MORGAN GRENFELL INVESTMENT TRUST

MICRO CAP FUND - INSTITUTIONAL CLASS
MICRO CAP FUND - INVESTMENT CLASS
MICRO CAP FUND - CLASS A SHARES
MICRO CAP FUND - CLASS B SHARES
MICRO CAP FUND - CLASS C SHARES


Morgan Grenfell Investment Trust (the 'Trust') is an open-end, management investment company consisting of eleven investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ('SAI') relates only to the Micro Cap Fund (the 'Fund').

This SAI is not a prospectus, and should be read only in conjunction with the Institutional, Investment and Class A, B and C Share Prospectuses for the Fund, as amended or supplemented from time to time (each a 'Prospectus' and, collectively, the 'Prospectuses'). The information contained in this SAI generally supplements the information contained in the Prospectuses. No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus. The audited financial statements in the Fund's annual report and a semi-annual report which we have filed electronically with the Securities and Exchange Commission (the 'Commission') and which are incorporated by reference into the SAI. A copy of the Prospectuses may be obtained without charge from Deutsche Asset Management, Inc. ('DeAM, Inc.'), the Trust's Administrator, by calling 1-800-730-1313 or by writing to the Deutsche Asset Management Service Center, P.O. Box 219210, Kansas City, Missouri 64121.

Deutsche Asset Management, Inc. (the 'Advisor' or 'DeAM, Inc.') serves as investment advisor and administrator to the Fund. ICC Distributors, Inc. (the 'Distributor') serves as the Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS
                                                                           PAGE
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............................4
   Investment Objective......................................................4
   Investment Policies and Limitations.......................................4
   Equity Securities.........................................................8
   Fixed Income Securities...................................................9
   Options on Securities, Securities Indices and Foreign Currencies.........13
   Futures Contracts and Related Options....................................16
   Other Investments and Investment Practices...............................20
   Investment Restrictions..................................................24
   Portfolio Transactions and Brokerage Commissions.........................26
PERFORMANCE INFORMATION.....................................................29
   Standard Performance Information.........................................29
   Comparison of Fund Performance...........................................38
   Economic and Market Information..........................................38
VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND..................39
   Valuation of Securities..................................................39
   Purchases and Redemptions of Shares......................................40
MANAGEMENT OF THE TRUST.....................................................41
   Trustees of the Trust and Portfolio and Officers of the Trust and Fund...41
   Trustee Compensation Tables..............................................43
   Code of Ethics...........................................................44
   Investment Advisor.......................................................45
   Administrator............................................................46
   Distributor..............................................................47
   Transfer Agent...........................................................49
   Custodian................................................................49
   Expenses of the Trust....................................................49
   Service Plan.............................................................50
ORGANIZATION OF THE TRUST...................................................52
TAXATION....................................................................53
   Taxation of the Fund.....................................................53
   Distributions............................................................56
FINANCIAL STATEMENTS........................................................59
APPENDIX....................................................................61

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

                       INVESTMENT POLICIES AND LIMITATIONS

Under normal conditions, the Fund invests at least 80% of its total assets in the common stocks of micro capitalization companies and securities convertible into such stocks. The Advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 20% of the Fund's total assets may be invested in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market. The Fund may invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

The following is a discussion of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund.

     --------------------------------------------------------------------------

                INVESTMENT PRACTICE     MICRO CAP FUND
     ==========================================================================
     --------------------------------------------------------------------------

     KEY TO TABLE:       _   Permitted without stated limit


                          _ Permitted without stated limited, but not expected to be used to a significant extent


                          X   Not permitted

                         20% ITALIC TYPE (E.G. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

                         20% Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use


     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     EQUITY SECURITIES
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Common Stock                                                  _
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     Warrants                                                      _
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     Preferred Stock                                              5%
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     Convertible Securities                                        _
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     Medium-Capitalization Stocks                                  _
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     Small Capitalization Stocks                                   _
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     Micro Capitalization Stocks                             At least 80%
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     FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Short-Term Instruments                                       20%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Obligations of Banks and Other Financial Institutions        20%
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     ---------------------------------------------------------------------------
     Certificates of Deposit and Banker's Acceptances             20%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Commercial Paper                                             20%
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     U.S. Government Securities                                   20%
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     Other Debt Obligations                                       20%
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     DERIVATIVE SECURITIES (OPTIONS)
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Options on Securities                                         _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Options on Securities Indices                                 _
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
     --------------------------------------------------------------------------
                INVESTMENT PRACTICE     MICRO CAP FUND
     ==========================================================================
     --------------------------------------------------------------------------
     Options on Non-US Securities Indices                          _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Protective Puts                                              20%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Futures Contracts                                           _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Futures Contracts on Securities Indices                     _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Options on Futures Contracts (including Contracts on        _
     Securities Indices)
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Purchased protective puts                                  20%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     DERIVATIVE SECURITIES (HEDGING STRATEGIES)
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Hedging Strategies                                          _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     SECURITIES OF NON-U.S. ISSUERS
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Foreign Securities & Depository Receipts
     (ADRs, EDRs, GDRs and IDRs)                                20%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Foreign Corporate Debt Securities                          20%
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     Foreign Government Debt Securities                         20%
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     CURRENCY MANAGEMENT
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Currency Exchange Transactions                              _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     --------------------------------------------------------------------------

                INVESTMENT PRACTICE     MICRO CAP FUND
     ==========================================================================
     --------------------------------------------------------------------------
     Currency Hedging Transactions                               _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Cross Hedging                                               _
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     Forward Currency Exchange Contracts                         _
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     Options on Foreign Currencies                               _
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     OTHER INVESTMENTS AND INVESTMENT PRACTICES
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Illiquid Securities                                        15%
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     When-Issued and Delayed Delivery Securities                 _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Repurchase Agreements                                      20%
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     ---------------------------------------------------------------------------
     Reverse Repurchase Agreements                              33%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Lending of Portfolio Securities                            33%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Borrowing of Portfolio Securities                          33%
     ---------------------------------------------------------------------------
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     Short Sales                                                 _
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Other Investment Companies                                 10%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Temporary Defensive Investments                           100%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Non-Diversification                                        25%
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Concentration in Any One Industry                          25%
     ---------------------------------------------------------------------------

Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                                EQUITY SECURITIES
GENERAL. The Fund may invest in common stock, warrants and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of the Fund, and the value of your investment.

COMMON STOCKS. Common stocks, the most familiar type of equity securities, represent an equity (I.E., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

SMALL AND MICRO CAPITALIZATION COMPANIES. The Fund invests a significant portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and therefore such securities may by subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which the Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a 'flight to quality' which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

WARRANTS. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                             FIXED INCOME SECURITIES
GENERAL. The Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

US GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ('US Government securities'). Some US Government securities, such as US Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ('Standard & Poor's'), Moody's Investor Service, Inc. ('Moody's') and other nationally recognized securities rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Commission.

CONVERTIBLE AND PREFERRED SECURITIES. Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The Fund, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

FOREIGN SECURITIES. Subject to its investment objective and policies, the Fund may invest in securities of foreign issuers and supranational entities. The non-US investments of the Fund may be denominated in any currency. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments that could affect investments in foreign securities.

To the extent the investments of the Fund are denominated in foreign currencies, the net asset value of the Fund may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. Similarly, if the Advisor hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Fund may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the 'World Bank'), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

CURRENCY MANAGEMENT TECHNIQUES. To the extent that the Fund invests in securities denominated or quoted in foreign currencies, it may enter into forward currency exchange contracts ('forward contracts') and buy and sell currency options to hedge against currency exchange rate fluctuations. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency-hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency-hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a 'spot' basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ('forward currency contracts') or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a 'spread' or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward currency contracts only for the following hedging purposes. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to 'lock in' the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund and the Fund's custodian will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the 'CFTC'), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

The Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company.

        OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES GENERAL. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the 'OCC') or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as 'premiums') for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

OPTIONS ON STOCK INDICES OR CURRENCIES. The Fund may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in US dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

OTHER CONSIDERATIONS. The Fund will engage in over-the-counter ('OTC') options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

                      FUTURES CONTRACTS AND RELATED OPTIONS
GENERAL. When deemed advisable by the Advisor, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the CFTC. The Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a 'short' position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a 'long' position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See 'Taxes.'

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities may minimize the risk of imperfect correlation. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

     LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES
                   CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under 'Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See 'Taxes' below. Options, futures contracts and options on futures contracts are derivative instruments.

                   OTHER INVESTMENTS AND INVESTMENT PRACTICES

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

'When-issued' Purchases and Forward Commitments (Delayed Delivery). The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a 'when-issued' or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When the Fund agrees to purchase securities on a 'when-issued' or forward commitment basis, the Fund and the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When the Fund engages in 'when-issued' and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a 'when-issued' purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See 'Investment Restrictions.'

LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by the Fund, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a 'placing broker'. No fee will be paid to affiliated persons of the Fund. The Board of Trustees will determine whether any fee paid to a placing broker is reasonable.

By lending portfolio securities, the Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. The Fund is 'diversified' under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See 'Investment Restrictions' and 'Taxes' below.

Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

RESTRICTED SECURITIES. The Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

OTHER INVESTMENT COMPANIES. Absent an order from the Commission, the Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. The Fund may purchase commercial paper. The Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also 'Fixed Income Securities--Variable and Floating Rate Instruments.'

BANK OBLIGATIONS. The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ('CDs') are short-term negotiable obligations of commercial banks. Time Deposits ('TDs') are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the 'FDIC'). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICES. The following investment restrictions are 'fundamental policies' of the Fund set forth below may not be changed with respect to the Fund without the approval of a 'majority' (as defined in the 1940 Act) of the outstanding shares of the Fund. For the purposes of the 1940 Act, 'majority' means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS

  The Trust may not, on behalf of the Fund:

(1)      Issue senior securities, except as permitted by paragraphs (2),
         (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
         (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

ADDITIONAL RESTRICTIONS. The Fund will adhere to the following fundamental investment restriction:

         With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of the Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The 'bunching' of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

'Value' for the purposes of the foregoing investment restrictions shall mean the market value used in determining the Fund's net asset value.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless amore favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contract, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contract authorizes the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal years ended September 30, 2001, 2000 and 1999, the Advisor paid approximately $37,784, $24,954 and $26,796, respectively, in brokerage commissions for research services for the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ('Affiliated Brokers').

Section 17(e) of the 1940 Act limits to 'the usual and customary broker's commission' the amount which can be paid by the Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is 'reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time....'

A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not 'interested persons' of the Fund or the Advisor, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to the Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, the fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

For the fiscal year ended September 30, 2001, the Fund paid brokerage commissions in the amount of $888 to DB Alex Brown, an Affiliated Broker. This represents less than 3% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than 3% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. For the semi-annual period ended March 31, 2002, the Fund paid brokerage commissions in the amount of $___________________.

For the fiscal year ended September 30, 2000, the Fund paid brokerage commissions in the amount of $192 to BT Alex. Brown, an Affiliated Broker. This represents less than 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal year ended September 30, 1999, the Fund paid brokerage commissions in the amount of $894 to Bankers Trust Company, an Affiliated Broker. This represents 3% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 3% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by the Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliate Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended September 30, 1999, 2000 and 2001, the Fund paid aggregate brokerage commissions of $32,822, $24,954 and $37,784, respectively.

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

From time to time, performance information, such as total return for shares of the Fund may be quoted in advertisements or in communications to shareholders. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of the Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of the Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Performance quotations of the Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in Institutional shares of the Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.

No performance information is provided for Micro Cap Fund Class A, B and C Shares because they have no operating history.

                                  TOTAL RETURN

Each Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. Each Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n  =  ERV

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return;

n  =              period covered by the computation, expressed in years;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year
                  (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[D]

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return (after taxes on distributions);

n  =              period covered by the computation, expressed in years.

ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n  =  ATV[DR]

Where:

P  =              hypothetical initial payment of $1,000;

T  =              average annual total return (after taxes on distributions and redemption);

n  =              period covered by the computation, expressed in years.

ATV[DR] =         ending value of a hypothetical $1,000 payment made
                  at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. ___ In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.
Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

Each Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return  =  [  (  ERV  )  - 1  ]
                                 ---
                                  P


Where:

P  =              hypothetical initial payment of $1,000;

ERV  =            ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1-, 5- or 10-year
                  (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations

Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

As of March 31, 2002
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
                                         1-Year                  5-Year              10-Year        Since Inception
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Investment Class          15.26%                    N/A                 N/A               16.86%
                                                                                                       (08/21/97)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Institutional             15.54%                  21.11%                N/A         19.08% (12/18/96)
Class
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class A                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class B                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class C                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
----------------------------------------------------------------------------------------------------------------------

-------------------------------- ------------------------ ---------------------- ----------------- -------------------
                                         1-Year                  5-Year              10-Year        Since Inception
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions)
----------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Investment Class          15.26%                    N/A                 N/A               14.93%
                                                                                                       (08/21/97)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Institutional             15.54%                  19.28%                N/A               17.37%
Class
                                                                                                       (12/18/96)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class A                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class B                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class C                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions and Redemption)
----------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Investment Class           9.37%                    N/A                 N/A               13.07%

                                                                                                       (08/21/97)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Institutional              9.54%                  16.91%                N/A               15.24%
Class
                                                                                                       (12/18/96)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class A                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class B                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class C                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns (Before Taxes)
----------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Investment Class          15.26%                    N/A                 N/A              105.01%
                                                                                                       (08/21/97)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund--Institutional             15.54%                  160.59%               N/A              151.47%
Class
                                                                                                       (12/18/96)
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class A                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class B                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
-------------------------------- ------------------------ ---------------------- ----------------- -------------------
Micro Cap Fund - Class C                   N/A                     N/A                 N/A             (06/28/02)
Shares1
-------------------------------- ------------------------ ---------------------- ----------------- -------------------

1 Class A, B and C Shares have no performance history.

If expense limitations for a Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

                         ECONOMIC AND MARKET INFORMATION

The Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

           VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

                             VALUATION OF SECURITIES

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of the Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of both Classes of the Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. The Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which the New York Stock Exchange ('NYSE') is open (a 'Business Day'). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized US or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ('NASDAQ') are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Fund's net asset value is not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Advisor deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                       PURCHASES AND REDEMPTIONS OF SHARES

Shares of the Fund are distributed by ICC Distributors, Inc., the Distributor. The Fund offers five classes of shares, Institutional,Investment and Class A, B and C shares. General information on how to buy shares of the Fund is set forth in 'Buying and Selling Fund Shares' in the Fund's Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Micro Cap Fund Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in each Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A 'Business Day' means any day on which the New York Stock Exchange (the 'NYSE') is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                        MANAGEMENT OF THE TRUST AND FUNDS

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust and Funds (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Funds' operations is One South Street, Baltimore, Maryland, 21202.

INFORMATION CONCERNING TRUSTEES AND OFFICERS

---------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF FUNDS IN
NAME, BIRTH DATE AND POSITION WITH   BUSINESS EXPERIENCE AND TRUSTEESHIPS DURING THE PAST  THE FUND COMPLEX
THE FUND                             5 YEARS                                               OVERSEEN BY
                                                                                           TRUSTEE 1
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Independent Trustees
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      President, Cook Street Holdings (present); Adjunct            11
04/18/50                             Professor, University of Denver (since 2001);
Trustee since 1993.                  Consultant, World Bank/Inter-American Development
                                     Bank (since 2001); Project Leader, International
                                     Institute for Applied Systems Analysis (since
                                     1998-2001); Chief Executive Officer, The Eric Group
                                     Inc. (environmental insurance) (1986-1998).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Graham E. Jones                      Senior Vice President, BGK Realty Inc. (since 1995);          11
01/31/33                             Trustee, 8 open-end mutual funds managed by Weiss,
Trustee since 1993.                  Peck & Greer (since 1995); Trustee of 22 open-end
                                     mutual funds managed by Sun Capital Advisers, Inc.
                                     (since 1998).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
William N. Searcy                    Pension & Savings Trust Officer, Sprint Corporation           11
09/03/46                             (telecommunications) (since 1989); Trustee of 22
Trustee since 1993.                  open-end mutual funds managed by Sun Capital
                                     Advisers, Inc. (since 1998).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Hugh G. Lynch                        Retired (since 2000), formerly Managing Director,             11
10/23/37                             International Investments, General Motors Investment
Trustee since 1994.                  Management Corporation (since 1994); Director, The
                                     Greater China Fund Fund managed by Baring Asset
                                     Management (since 2000)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Edward T. Tokar                      Chief Executive Officer, Allied Capital Management            11
06/02/47                             LLC (since 1997); Vice President-Investments,
Trustee since 1994.                  Honeywell International, Inc. (advanced technology
                                     and manufacturer) (since 1985);
                                     Trustee, Levco Series Trust
                                     (mutual funds) (since 2001).
---------------------------------------------------------------------------------------------------------------



 OFFICERS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Richard T. Hale 3                    Managing Director, Deutsche Bank Securities Inc. (formerly
07/17/45                             DB Alex. Brown LLC) (June 1999 to present); Deutsche Asset
President of the Trust.              Management Americas (June 1999 to present); Director and
                                     President, Investment Company Capital Corp. (registered
                                     investment advisor) (April 1996 to present).
                                     Director/Trustee and President, Deutsche Asset Management
                                     Mutual Funds (Fund Complex) (1989 to present); Director,
                                     Deutsche Global Funds, Ltd. (January 2000 to present);
                                     Director, CABEI Fund (June 2000 to present); Director, North
                                     American Income Fund (September 2000 to present); Vice
                                     President, Deutsche Asset Management, Inc. (September 2000
                                     to present).  Chartered Financial Analyst.  Formerly,
                                     Director, ISI Family of Funds.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Daniel O. Hirsch 3                   Director, Deutsche Asset Management (1999 to present).
3/27/54                              Formerly, Principal, BT Alex. Brown Incorporated, (Deutsche
Secretary of the Trust.              Bank Securities,  Inc.) (1998-1999); Assistant General
                                     Counsel, United States Securities and Exchange Commission
                                     (1993-1998).
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Charles A. Rizzo                     Director, Deutsche Asset Management (April 2000 to present);
8/5/57                               Certified Public Accountant; Certified Management
Treasurer of the Trust.              Accountant.  Formerly, Vice President and Department Head,
                                     BT Alex. Brown Incorporated (Deutsche Bank Securities,
                                     Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP), 1993-1998.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Amy Olmert                           Director, Deutsche Asset Management (formerly BT. Alex.
5/14/63                              Brown Inc.) (January 1999 to present); Certified Public
Assistant Treasurer of the Trust.    Accountant.  Formerly, Vice President, BT Alex. Brown
                                     Incorporated, (Deutsche Bank Securities, Inc.), 1997-1999.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
David Baldt                          Managing Director of Active Fixed Income, Deutsche Asset
07/04/49                             Management, Inc. (since 1989).
Vice President of the Trust.
---------------------------------------------------------------------------------------------------
2.       As of December 31, 2001 the total number of Funds in the Fund Complex is 11.


TRUSTEE OWNERSHIP IN THE FUNDS

------------------------------------- ----------------------------------- -----------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
TRUSTEE                               DOLLAR RANGE OF BENEFICIAL          OWNERSHIP AS OF DECEMBER 31, 2001
                                      OWNERSHIP IN THE FUNDS1             IN ALL FUNDS OVERSEEN BY DIRECTOR
                                                                          IN THE FUND COMPLEX2
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
INDEPENDENT TRUSTEES:
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Paul K. Freeman                       None                                None
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Graham E. Jones                       $1 - $10,000                        $50,001 - $100,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
William N. Searcy                     $1 - $10,000                        $1 - $10,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Hugh G. Lynch                         $1 - $10,000                        $1 - $10,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Edward T. Tokar                       None                                None
------------------------------------- ----------------------------------- -----------------------------------

1.  Securities beneficially owned as defined under the Securities Exchange
    Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001
    plus.
2. The Fund Complex consists of the following: International Select Equity Fund, European Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Micro Cap Fund, Total Return Bond Fund.

Ownership In Securities Of The Advisor And Related Companies

 As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

------------------------------- ---------------------- --------------- ----------- -------------- -------------
                                                                                   Value of       Percent of
                                                                                   Securities     Class on an
                                Owner and                                          on an          Aggregate
                                Relationship to                        Title of    Aggregate      Basis
Trustee                         Director               Company         Class       Basis
------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Paul K. Freeman                                        None
------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Graham E. Jones                                        None
------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------
William N. Searcy                                      None
------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Hugh G. Lynch                                          None
------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Edward T. Tokar                                        None
------------------------------- ---------------------- --------------- ----------- -------------- -------------
------------------------------- ---------------------- --------------- ----------- -------------- -------------

As of June 10, 2002, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each fund.

               INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

All of the independent 'non-interested' directors (Messrs. Freeman, Jones, Lynch, Searcy and Tokar) serve as members of each committee of the Board of Trustees.

The Board of Trustees of the Fund met four times during the fiscal year ended October 31, 2001 and each trustee attended at least 100% of the meetings of the Board. Each Trustee attended 100% of the meetings of the committees of the Board of Trustees on which such trustee served or was called upon to attend to constitute a quorum.

The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met five times during the last fiscal year.

The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee, which meets as often as deemed appropriate by the Committee, did not meet during the last fiscal year.

The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. While each of the Independent Trustees are members of the Pricing Committee, only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met three times during the last fiscal year.
The Executive Committee, which held four meetings during the fiscal year ended October 31, 2001, has the functions of making recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers.

                            COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Advisor an annual fee of $18,000 provided that they attend each regular Board meeting during the year. Each Trustee receives $1,500 for each quarterly meeting attended and $500 for each telephonic or special meeting attended. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,500 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the year ended October 31, 2001:

============================== ============= ================== ================= ================== =================
Name of Trustee                Paul K.       Graham E. Jones    William N.        Hugh G. Lynch      Edward T. Tokar
                               Freeman                          Searcy
============================== ============= ================== ================= ================== =================
Name of Fund
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Municipal Bond                    $1,825          $1,825              $2,075             $1,682            $1,682
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Short-Term Municipal Bond         $1,444          $1,444              $1,696             $1,303            $1,303
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Fixed Income                      $2,371          $2,371              $2,621             $2,228            $2,228
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Short-Term Fixed Income           $1,221          $1,221              $1,471             $1,078            $1,078
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
High Yield Bond                   $1,575          $1,575              $1,825             $1,432            $1,432
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Smaller Companies*                 $688            $688                $831               $546              $546
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Pension or Retirement
Benefits Accrued as Part of         $0              $0                  $0                 $0                $0
Fund Expenses
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------
Aggregate Compensation from
the Trust/Complex**              $20,250          $20,250            $23,750          $18,250***          $18,250
------------------------------ ------------- ------------------ ----------------- ------------------ -----------------

* Smaller Companies Fund merged with Small Cap Fund, an affiliate, on May
31, 2001.
** The Trustees listed above do not serve on the board of any other investment company within the same complex as the Trust.
*** Mr. Lynch deferred $7,500 under a deferred compensation plan.
* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.


As of May 28, 2002, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

As of May 28, 2002, the following shareholders owned the following respective percentages of the outstanding Institutional shares of the Fund:

---------------------------------------------------------------------------------- --------------------------------
Shareholder Name and Address                                                       Percentage of Outstanding
                                                                                   Shares of the Fund
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
Charles Schwab & Co, Inc., Special Custody Account, Mutual Funds Department, 101               56.97%
Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
Fidelity Investments Institutional Operations Co, Inc, As Agent for Certain                     8.01%
Employee Benefit Plans, 100 Magelian Way KWIC, Covington, KY 41015-1999
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
National Investor Services Corp for Exclusive Benefit of Customers, 55 Water                    5.15%
St., Fl 32, New York, NY 10041-3299
---------------------------------------------------------------------------------- --------------------------------

As of May 28, 2002, the following shareholders owned the following respective percentages of the outstanding Investment shares of the Fund:

---------------------------------------------------------------------------------- --------------------------------
Shareholder Name and Address                                                       Percentage of Outstanding
                                                                                   Shares of the Fund
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
Charles Schwab & Co, Inc., Special Custody Account, Investment Shares Mutual                   57.64%
Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
National Investor Services Corp for Exclusive Benefit of Customers, Attn Mutual                15.46%
FDS-No Loads-5th FL, 200 Liberty St., 1 World Fin CTR, New York, NY 10281-1003
---------------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------------- --------------------------------
National Investor Services Corp, For Exclusive Benefit of Customers, 55 Water                   9.46%
St. FL 32, New York, NY  10041-3299
---------------------------------------------------------------------------------- --------------------------------

                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Fund to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Fund in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund's advisor has also adopted a Code of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but require compliance with the Codes' pre-clearance requirements and other restrictions, including 'blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits participation in all initial public offerings. All Codes require prior approval for purchases of securities in private placements.

The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

                               INVESTMENT ADVISOR

Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Fund pursuant to the terms of a Management Contract, dated August 23, 1996 (the 'Management Contract'). Pursuant to the Management Contract, the Advisor supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are 'interested persons' (as defined in the 1940 Act) of the Advisor. Under the Management Contract, the Trust, on behalf of the Fund, is obligated to pay the Advisor a monthly fee at an annual rate of 1.50% of the Fund's average daily net assets. The Fund's advisory fee is paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed for the 16-month period from the Fund's most recently completed fiscal year to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. Only the Fund's Board of Trustees may change this contractual fee waiver. For the fiscal periods ended September 2001, 2000, and 1999, the Fund paid the Advisor net advisory fees of $557,351, $443,507 and $225,700, respectively. For the period ended March 31, 2002, the Fund paid the Advisor net advisory fees of $[ ____ ].

The Management Contract between Deutsche Asset Management, Inc. and the Trust on behalf of the Fund, was most recently approved on May 24, 2001, by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or 'interested persons' of any such parties. The Management Contract will continue in effect, with respect to the Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or 'interested persons' of any such parties, or by a vote of a majority of the outstanding shares of the Fund. The Management Contract is terminable by vote of the Board of Trustees, or, with respect to the Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. The Advisor may terminate the Management Contract at any time without penalty on 60 days' written notice to the Trust. The Management Contract terminates automatically in the event of its 'assignment' (as such term is defined in the 1940 Act).

The Management Contract provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Fund and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on the Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See 'Portfolio Transactions.'

Deutsche Asset Management, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. Deutsche Asset Management, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment-banking group. As of March 31, 2002, Deutsche Asset Management, Inc. managed approximately $97 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment advisor.

                           ADVISORY CONTRACT APPROVAL

Each of the Management Contracts and the Sub-Advisory Contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' management contract and sub-advisory contract, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of management contract and sub-advisory contract was in the best interests of the Funds and its shareholders. The Funds or the Advisors may terminate the Management Contract on sixty days' written notice without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Contract has similar termination provisions.

                              PORTFOLIO MANAGEMENT

The person or persons who are primarily responsible for the day-to-day management of the Fund's portfolio and his or her relevant experience is described in the Fund's Prospectuses.

                               PORTFOLIO TURNOVER

It is estimated that, under normal circumstances, the portfolio turnover rate of the Fund will not exceed 150%. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal periods ended September 30, 2001, 2000 and 1999, the portfolio turnover rate for the Fund was 79%, 137% and 115%, respectively. For the period ended March 31, 2002, the portfolio turnover rate for the Fund was [ %].

                                  ADMINISTRATOR

Deutsche Asset Management, Inc. (the 'Administrator'), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at 0.22% of the annual aggregate average daily net assets of the Fund. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of the Fund to the specified percentage of the Fund's net assets as demonstrated in the Expense Information tables in each Prospectus. For the fiscal periods ended September 30, 2001, 2000 and 1999, the Fund paid the Administrator administration fees of $84,678, $65,048 and $33,104, respectively. For the period ended March 31, 2002, the Fund paid the Administrator administration fees of $[ ].

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

                                   DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a distribution agreement (the 'Distribution Agreement') pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the 'Distributor'), as agent, serves as principal underwriter for the continuous offering of shares, including Institutional shares, of the Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Shares of the Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or 'interested persons' of such parties. The Distribution Agreement was most recently approved on May 23, 2001 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or 'interested persons' of any such parties. The Distribution Agreement is terminable, as to the Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CLASS A, B AND C SHARES ONLY. In addition, with respect to Class A, B and C Shares of the Fund, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

Micro Cap Fund Class A, B and C Shares are offered for the first time with this Statement of Additional Information and Prospectus dated February 28, 2002. The Distributor did not receive any fees for providing distribution and shareholder services to Classes for the last fiscal year.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The Micro Cap Fund has adopted plans of distribution for its Class A, B and C Shares (the 'Plans'). Under each plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit theFund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                                 TRANSFER AGENT

Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ('ICCC'), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the 'Transfer Agency Agreement'), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the fund.

                                    CUSTODIAN

Brown Brothers Harriman and Co. (the 'Custodian'), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund.

                              EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations;(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian;
(xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

                                  SERVICE PLAN
                (INVESTMENT CLASS AND CLASS B AND C SHARES ONLY)

The Fund has adopted a service plan (the 'Plan') with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the Fund may enter into agreements with Service Organizations ('Service Agreements'). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or Fund;
(iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) retirement plan participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the plan; (vii) withholding sums required by applicable authorities; (viii) providing daily valuation services to the plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ('ERISA'); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the Fund.

As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of the Service Plans and the purpose for which such expenditures were made. In the Trustees' services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of the Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA) may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of 'party in interest' with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                            ORGANIZATION OF THE TRUST

The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and fourteen additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: Investment shares and Institutional shares.

The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of the Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of the Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of the Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of the Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

                        SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may there by subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.

The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

TAXATION OF THE FUND

The following is a summary of the principal US federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.


GENERAL. The Fund is a separate taxable entity that has elected to be treated, has qualified and intends to qualify for each investment company under Subchapter M of the Internal Revenue Code (the 'Code'). Qualification of a Fund as a regulated investment company under the Code requires among other things, that (a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies(the '90% gross income test'); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that certain qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to the Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities.

If the Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its 'investment company taxable income' (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ('net tax-exempt interest'), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, that is distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by the Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be 'marked-to-market' for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. As a result, the Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a 'constructive sale' of an 'appreciated financial position' held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, the Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of the Fund's distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If the Fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to federal income tax and additional interest charges on 'excess distributions' received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to passthrough to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain subject to the tax distribution requirements, without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and the Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

The Fund invests in foreign securities and may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the US may reduce or eliminate such taxes in some cases. The Fund anticipates that it generally will not be entitled to elect to pass through such foreign taxes to its shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to US tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

                                  DISTRIBUTIONS
                                 US SHAREHOLDERS

For US federal income tax purposes, distributions by the Fund generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of the Fund, for the year will be taxable as ordinary income. Dividends from net capital gain will be taxable as long-term capital gains for Federal Income tax purposes without regard to the length of time shares of the Fund have been held. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year. Distributions to corporate shareholders designated as derived from dividend income received by the fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an 'extraordinary dividend' under the Code, reduce such shareholder's tax basis in its shares of the fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by the Fund are not eligible for the dividends received deduction for corporations.

                         US SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of the fund may be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased Fund shares prior to January 1, 2001 and who hold such Fund shares as capital assets may be eligible to make an irrevocable US Federal income tax election on their 2001 Federal income tax returns that would reduce the applicable Federal capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares form 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 fro a selling price equal to the closing market price of the shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds form the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of the shares on January 2, 2001.

The Fund may be required to withhold, as 'backup withholding,' federal income tax at a rate of 30% from dividends (including distributions from the fund's net long-term capital gains) and from proceeds redemptions and exchange paid to individual shareholders and other non-exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number ('TIN') certified under penalties of perjury on IRS form W-9 or other authorized substitute, or if the Internal Revenue Service or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so)the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability.

FOREIGN SHAREHOLDERS. A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not 'effectively connected' with a US trade or business carried on by such foreign shareholder generally (or, if an income tax treaty applies is attributable to a permanent establishment in the US maintained by the foreign shareholder) will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8BEN or other authorized type of form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is 'effectively connected' with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates which are applicable to US citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to US federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year, or the gain is effectively connected with a US trade or business of the foreign shareholder (or if an income tax treaty applies, is attributable to a US permanent establishment maintained by the foreign shareholder). However, 'backup withholding' generally will apply to those gains at a rate of 30% unless the shareholder furnishes the Fund an authorized type of Form W-8 certifying the foreign status.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, accordingly, would generally not be distributed to shareholders.

                                 STATE AND LOCAL

The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

REGISTRATION STATEMENT. The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

The audited financial statements for the Fund for the year ended September 30, 2001 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent accountants.

ANNUAL AND SEMI-ANNUAL REPORTS. Shareholders of the Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares of the Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. The Transfer Agent will provide a year-to-date statement.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, serves as the Fund's independent accountants.

COUNSEL. Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as the Fund's legal counsel.

                                        APPENDIX

                   THE ADVISOR'S MICRO CAP INVESTMENT RESULTS

Set forth below are investment results for the Fund and a composite of accounts managed by the Micro Cap Equity Team of the Advisor in accordance with the Micro Cap investment strategy (the 'DeAM, Inc. Micro Cap Composite'). For comparison purposes, performance information is also shown for the Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the US equity market. In contrast, the Fund's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of the US equity market.

Each of the Advisor's discretionary, micro cap accounts (other than the Fund, which commenced operations on December 18, 1996) is included in the DeAM, Inc. Micro Cap Composite. These accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for the Fund. Because of the similarities in investment strategies and techniques, the Advisor believes that the accounts included in the DeAM, Inc. Micro Cap Composite are sufficiently comparable to the Fund to make the performance data listed below relevant to prospective investors.

The investment results presented on the next page for the DeAM, Inc. Micro Cap Composite include the Fund's investment results and are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DeAM, Inc. Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the DeAM, Inc. Micro Cap Composite might have been lower.

The investment results of the DeAM, Inc. Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the investment advisory fee charged to accounts included in the Composite (1.50%). AIMR has not been involved with the preparation or review of this report. The Fund's estimated total annual operating expenses are higher than the investment advisory fee charged to accounts included in the DeAM, Inc. Micro Cap Composite. As a result, it is expected that fees and expenses will reduce the Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DeAM, Inc. Micro Cap Composite.

                   PERFORMANCE OF MICRO CAP--INVESTMENT CLASS

---------------------------------------------------------------------
    TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 2001
                                                       15.15%
---------------------------------------------------------------------
---------------------------------------------------------------------
  ANNUALIZED TOTAL RETURN FOR PERIOD FROM AUGUST 21,
              1997 TO DECEMBER 31, 2001                18.87%
---------------------------------------------------------------------

             Performance of DeAM, Inc. Micro Cap Composite and Russell 2000

                     COMPOSITE SIZE-WEIGHTED RATES OF RETURN
                         DEAM, INC. MICRO CAP COMPOSITE

------------------------------------------------------------------------------

     YEAR                     NET OF FEES (A)                 RUSSELL 2000
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     2001                          -4.87%                        -15.36%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     2000                          3.07%                         -3.02%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1999                          75.56%                        21.26%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1998                          -0.21%                        -2.55%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1997                          18.68%                        22.36%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1996                          50.83%                        16.49%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1995                          54.29%                        28.44%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1994                         -16.50%                        -1.82%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1993                          18.51%                        18.91%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1992                          4.01%                         18.41%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1991                          74.93%                        46.05%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     1990                          -1.98%                        -19.51%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Inception to
       Date (b)                    17.68%                         9.40%
------------------------------------------------------------------------------

(a) Rates of Return - Net are calculated using a monthly fee ratio of 12.50 basis points.
(b) Inception to Date is the annualized return for the period October 1, 1986 to December 31, 2001

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                JANUARY 28, 2002
                                                        AS REVISED JUNE 28, 2002
 INVESTMENT ADVISOR AND ADMINISTRATOR
 Deutsche Asset Management, Inc.
 280 Park Avenue
 New York, New York 10017

 DISTRIBUTOR
 ICC Distributors, Inc.
 Two Portland Square
 Portland, Maine 04101

 CUSTODIAN
 Brown Brothers Harriman & Co.
 40 Water Street
 Boston, Massachusetts 02109

 TRANSFER AGENT
 Investment Company Capital Corp.
 One South Street
 Baltimore, Maryland 21202

 INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 250 W. Pratt Street
 Suite 2100
 Baltimore, MD 21201

 LEGAL COUNSEL
 Hale and Dorr LLP
 60 State Street
 Boston, Massachusetts 02109

 SERVICE INFORMATION
 For existing accounts, new accounts, prospectuses, Statements of Additional Information applications, and service forms, telephone exchange, share price and performance information call --1-800-730-1313.


CUSIP #         61735k786
                61735K778
SAI             (06/02)

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:
(a) Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. /1/
(b)        Amended By-Laws of Registrant.  /1/
(c) See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/
(d)(1)     Management Contract dated January 3, 1994, as amended as of
           April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund(formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. /1/
(d)(1)(i) Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and Emerging Markets Debt. /8/
(d)(1)(ii) Termination of Management Contract dated as of December 28, 1994 between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and the Registrant, on behalf of International Small Cap Fund, Global Fixed Income Fund and International Fixed Income Fund - filed herewith.
(d)(2) Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. /1/
(d)(3) Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. /1/
(d)(3)(i) Termination of Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Smaller Companies Fund. /15/

(d)(4) Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. /2/
(d)(5) Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund. /3/
(d)(6) Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/
(d)(7) Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. /7/
(e)(1) Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series, to be filed by amendment.
(f)        Not Applicable.
(g) Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. /4/
(h)(1) Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. and Registrant, on behalf of all of its series. /4/
(h)(2) Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /7/
(h)(2)(i) Appendix A dated January 28, 2002 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /14/
(h)(3) Termination of Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series. /15/
(h)(3)(i) Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/
(h)(3)(ii) Appendix A dated January 28, 2002 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of all of its series. /14/.
(h)(3)(iii)Delegation Agreement dated as of August 24, 1998 between Brown
           Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/
(h)(4) Expense Limitation Agreement between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap, to be filed by amendment.
(h)(4)(i) Expense Limitation Agreement dated October 31, 2001, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund and European Equity Fund. /15/

(h)(4)(ii) Expense Limitation Agreement dated October 31, 2001, among Deutsche
           Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund. /15/
(i)        Not Applicable.
(j)        Consent of Independent Accountants, to be filed by amendment.
(k)        Not Applicable.
(l) Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. /6/
(m)        Rule 12b-1 Plans, to be filed by amendment.
(n)        Not Applicable.
(o)        Amended Rule 18f-3 Plan dated February 15, 2001. /12/
(p)        Fund and Advisers' Codes of Ethics. /8/;
(q)        Powers of Attorney.  /10/
-------------------

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's
    Registration Statement on February 15, 1996 (accession number
    0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 to Registrant's
    Registration Statement on November 1, 1996 (accession number
    0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 to Registrant's
    Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 to Registrant's
    Registration Statement on December 28, 1998 (accession number
    0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 to Registrant's
    Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 to Registrant's
    Registration Statement on February 11, 1997 (accession number
    0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 to Registrant's
    Registration Statement on December 23, 1999 (accession number
    0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's
    Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 to Registrant's
    Registration Statement on October 27, 2000 (accession number
    0000950109-00-004256) and incorporated by reference herein.

/10/Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's
    Registration Statement on November 30, 2000 (accession number
    0000950169-00-001351) and incorporated by reference herein.

/11/Filed as an exhibit to Post-Effective Amendment No. 31 to Registrant's
    Registration Statement on January 29, 2001 (accession number
    0000950169-01-000063) and incorporated by reference herein.

/12/Filed as an exhibit to Post-Effective No. 32 to Registrant's Registration
    Statement on February 28, 2001 (accession number 0000950169-01-000097) and incorporated by reference herein.

/13/Filed as an exhibit to Post-Effective No. 33 to Registrant's Registration
    Statement on April 25, 2001 (accession number 0000950169-01-500010) and incorporated by reference herein.

/14/Filed as an exhibit to Post-Effective No. 42 to Registrant's Registration
    Statement on January 28, 2002 (accession number 0000893220-02-000082) and incorporated by reference herein.

/15/Filed as an exhibit to Post-Effective No. 44 to Registrants Registration
    Statement on February 28, 2002 (accession number 0000935069-02-000162) and incorporated by reference herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant

The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION
Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) (a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc.(formerly known as Flag Investors International Fund, Inc.), Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust ( formerly known as Flag Investors Portfolios Trust), Morgan Grenfell Investment Trust.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

  (1)       (2)       (3)
Name & Principal      Position & Offices with    Position & Offices with
Business Address      Distributor                the Registrant
----------------      -----------                --------------
John Y. Keffer        President and Director     None
David R. Keffer       Director                   None
Ronald H. Hirsch      Treasurer                  None
Nanette K. Chern      Chief Compliance Officer   None
David I. Goldstein    Secretary                  None
Benjamin L. Niles     Vice President             None
Frederick Skillin     Assistant Treasurer        None
Dana A Lukens         Assistant Secretary        None

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws, minute books and the accounting records of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency, accounting and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator, 280 Park Avenue, New York, NY 10017.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 45 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on April 26, 2002.

                         MORGAN GRENFELL INVESTMENT TRUST

                         By:                /S/DANIEL O. HIRSCH
                                            Daniel O. Hirsch
                                            Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


       SIGNATURES                             TITLE                 DATE

                                       President and Chief     April 26, 2002
/S/ RICHARD T. HALE*                   Executive Officer
-------------------
     Richard T. Hale


                                       Treasurer              April 26, 2002
/S/ CHARLES A. RIZZO*
--------------------
     Charles A. Rizzo

                                       Trustee                April 26, 2002
/S/ PAUL K. FREEMAN*
-------------------
     Paul K. Freeman


/S/ GRAHAM E. JONES*                   Trustee                April 26, 2002
-------------------
     Graham E. Jones

/S/ HUGH G. LYNCH*                     Trustee                April 26, 2002
-----------------
     Hugh G. Lynch

/S/ WILLIAM N. SEARCY*                 Trustee                April 26, 2002
---------------------
    William N. Searcy


 /S/ EDWARD T. TOKAR*                  Trustee                April 26, 2002
--------------------
     Edward T. Tokar


*By:                                             Dated: April 26, 2002
     /S/ DANIEL O. HIRSCH
         Daniel O. Hirsch
         Power-of-Attorney

                        PROPOSED RESOLUTION RELATING TO
                      APPROVAL OF REGISTRATION STATEMENTS

       (To be voted on first by the "non-interested" members of the Board)

         RESOLVED,        That the proper officers of the Trust be, and they
                          hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective
                          Amendment under the Securities Act of 1933 (the "1933
                          Act") and an Amendment under the Investment Company
                          Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act and to appear, together with legal counsel, on behalf of the Trust before the Commission in connection with any matter relating to the Registration Statement.